                        HORACE MANN FAMILY OF FUNDS AND
              HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT







                             [PHOTO APPEARS HERE]





                       ANNUAL REPORT, DECEMBER 31, 1995

[PHOTO APPEARS HERE]  MAP OUT YOUR FUTURE

You can never start making your future plans too soon. The earlier you begin building a retirement nest egg, the more time you'll have to set aside the income you'll need. By following a well-developed plan, your lifestyle can remain as it is today.

At Horace Mann, we offer a variety of retirement planning products designed to meet your needs now and in the future. Together, we can design a retirement strategy that will help you attain your financial goals.

HORACE MANN FAMILY OF FUNDS

  HORACE MANN GROWTH FUND, INC.
  HORACE MANN INCOME FUND, INC.
  HORACE MANN BALANCED FUND, INC.
  HORACE MANN SHORT-TERM INVESTMENT FUND, INC.

HORACE MANN LIFE INSURANCE COMPANY
  SEPARATE ACCOUNT






                               TABLE OF CONTENTS

                                                                    Page

Letter from the Chairman of the Board and the President,
  Horace Mann Family of Funds....................................     2

Letters from the Investment Adviser with
  Fund Performance Graphs........................................     4

Average Annual Total Return
  Horace Mann Annuity Alternatives Contracts.....................    13
  Horace Mann Family of Funds....................................    14

Audited Financial Statements
  Horace Mann Family of Funds....................................    16
  Horace Mann Life Insurance Company Separate Account............    38

DEAR SHAREHOLDER,

1995 was an exceptional year for investment in the U.S. stock and bond markets. We are pleased to report that the Horace Mann Funds participated in this rally. The exhibit below shows that the Growth Fund produced a return of 33.7%. This return, which was just below the return of the S&P 500 Stock Index, is consistent with the conservative nature of the management of the Fund. The Income Fund also posted a solid return of 14.9%. The Balanced Fund, which combines the investment disciplines of the Growth and Income Funds, produced a return of 27.1%, falling right between these two components.

12 month period ended 12/31/95

[GRAPH APPEARS HERE]

Growth Fund                 33.7%
Stock Index/1/              37.6%

Income Fund                 14.9%
Bond Index/2/               15.3%

Balanced Fund               27.1%
Stock/Bond Index/3/         28.3%

Short-Term Fund              5.3%
Treasury Bill Index/4/       5.5%

Past performance does not assure future results.

The degree of successful performance of your Horace Mann Funds are consistently judged in relation to comparative market benchmarks. While the Funds' 1995 results fall short of the one-year performance of market benchmarks, longer-term performance remains in line with market indices. The total rate of return of each Horace Mann Fund relative to its period ended December 31, 1995, is discussed in the Letters from the Investment Advisers, pages 4 - 11, and shown along with annualized long-term performance in the Table found on page 14.

REVIEWING THE YEAR

1995 was a refreshing change compared to 1994. While 1994 was not the worst year in the stock market, it was a year when several changes in direction made it particularly difficult to consistently stay ahead in the market. Happily, this trend did not continue into 1995. Investors seemed to have made up their minds in 1995 that the economic growth was indeed back and that inflation was under control. The Federal Reserve was quite active in trying to manage economic activity through interest rate changes in 1994 and 1995. Fortunately, investors seem to believe that the Fed's management of the economy is working. Specifically, interest rates fell, which fueled both positive corporate activity, leading to stock market gains, and increased returns on bond investments. Jack Ryan, portfolio manager for the Funds' stock investments, and John Keogh, portfolio manager for the Funds' bond investments, describe these activities in their letters that follow.

MARKET AND POLITICAL ISSUES

One single factor that exerted a dominant influence on how both the stock and bond markets acted in 1995, was falling interest rates. As mentioned above, the Federal Reserve lowered rates during the year. In 1994, rates were raised in an effort to slow economic growth and to control inflation. This seemed to have worked. Later in 1995, the Fed was able to lower interest rates, which tends to increase economic activity through lower capital costs for corporations. This translates to better corporate earnings which results in increased stock prices. Individuals benefit too. For example, lower interest rates often lead more people to purchase homes, which is beneficial to them and a boost to home builders and other service providers in this area.


/1/Stock Index: S&P 500, Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks.

/2/Bond Index: Lehman Bros. Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury Bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities.

/3/Stock/Bond Index: Weighted 60% S&P 500 and 40% Lehman Bros. Intermediate
   Government/Corporate Bond Index, rebalanced monthly.

/4/Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90-day maturities.

Lower rates also benefit the bond market. As a direct result of lower rates, the prices of bonds increased in 1995 so that returns exceeded the level earned through interest income alone. However, like the housing activity mentioned above, many mortgage borrowers decided to refinance their loans in 1995, which requires them to pay off their existing loans. These early repayments, known as "prepayments" in the investing world, have a negative impact on securities backed by these mortgages. Thus, these mortgage-backed securities underperformed the general bond market in 1995. The Funds' fixed income investments reflect conservative levels of these securities, so that performance was not too significantly impacted by this prepayment activity.

1995 proved to be a pre-cursor to a likely politically charged 1996 campaign year. The markets were most cautious about the budget debate between the Clinton administration and the republican Congress. Late in the year, there was even some questioning of the Federal government's "creditworthiness." However, the relative stability of the stock and bond markets during this period is an indication that investors generally believe that the situation will be resolved without impacting the holders of treasury securities. The Funds' Investment Advisor employs experts in political and economic research, and shareholders can be assured that they are following the situation closely.

PERSPECTIVE

Even after such a good year in the markets, it is still important to remember that investment market returns should be viewed over longer time periods to help shareholders accumulate assets in excess of inflation. At the Horace Mann Family of Funds, we recognize your commitment to long-term investing to accumulate assets for your retirement, and we take a conservative approach to managing your money. Although 1994 was a year of lower market returns, 1995 showed us that the markets tend to bounce back from these tougher periods to produce good long term returns. The same basic tenants apply to solid investing:

 . Save for your retirement.
 . Invest carefully in a conservative way.
 . Invest for the long term.

We appreciate your continuing confidence in the Horace Mann Family of Funds.



Sincerely,



/s/ George J. Zock
George Zock
President
Horace Mann Family of Funds



/s/ Larry K. Becker
Larry Becker
Chairman
Horace Mann Family of Funds

LETTER FROM THE INVESTMENT ADVISER
HORACE MANN GROWTH FUND

PERFORMANCE

Strong corporate earnings and a favorable interest rate environment helped the U.S. stock market and the Horace Mann Growth Fund post robust returns for the twelve months ended December 31, 1995. The Growth Fund provided a solid 1995 return to shareholders of 33.7%.

To put in perspective the relative strength of this year's U.S. stock market, the S&P 500 Stock Index return of 37.6% for 1995 was its best year since the 43.4% return of 1958. The historical average for the S&P 500 Stock Index is roughly 12% measured over the period 1970-1995. 1958 was also a year marked by large cash flows into stocks, low inflation, and declining short-term rates much like 1995. For the stock market, it seemed to be a case of everything that needed to go right did. The Federal Reserve seems to have managed to engineer a "soft landing" in which overall economic growth slowed, but corporate earnings continued to increase, albeit at a lower pace.

PORTFOLIO REVIEW

Over the year, we have reduced our weighting in the finance sector as these stocks soared in reaction to declining interest rates and hit the price targets we had set for them. While we have reduced our overall weighting in the banking sector this year, the portfolio continues to maintain a material weighting in this sector. Citicorp, BankAmerica Corp., and First Chicago NBD represent several banks that we believe will maintain positive earnings momentum heading into the new year. Despite the strong relative performance of banks throughout the year, their balance sheets and earnings power should allow robust dividend growth going forward. We have also selectively added several insurance company positions to the portfolio on the belief that the fundamental valuations in the insurance industry are strong and will continue to improve in the future.

We added to our energy position in the second half of the year, anticipating that a return to a more normal winter versus an unusually warm winter last year would reveal that natural gas markets are tightly balanced and that buyers are complacent about reliance on the spot market. The colder than average winter this year has already pushed natural gas prices up sharply, with near-term natural gas futures trading at their highest levels since they began trading in 1990.

We continue to be opportunistic in our purchases within out-of-favor industries. For example, although the portfolio remains underweighted in Health Care, we were able to sell US Healthcare at a good profit and reinvest the sales proceeds in Value Health, another well-managed health care provider, under a temporary cloud.

The deterioration of the global grain markets due to adverse weather in South American grain belts has led to price appreciation in our fertilizer and farm equipment holdings. We believe that, given the rapid growth in many developing economies, the era of tame food and energy prices, which has lasted about 10 years, could be drawing to a close.

At current price levels, we are not adding to our positions in economically sensitive commodity stocks, but are changing the composition of our holdings in response to relative price moves in some of these securities. Paper stocks sold off sharply on negative short-term developments, but we believe that the industry's favorable long-term fundamentals remain in place. Accordingly, we have taken profits in some of our better performing aluminum holdings and have reinvested the proceeds in well-positioned paper companies.

The stock market rally continues, certain segments of the market are frothy, and stock market valuations are above historical norms on an earnings basis. Although the breadth of the rally has left few sectors of the market undervalued, we continue to find investment opportunities on the basis of company-specific considerations as opposed to broader themes.

ECONOMIC OUTLOOK

We believe that the U.S. economy is in the latter stages of a soft landing, and the probability of a major recession next year is low. In the absence of any external shocks that destroy business and consumer confidence, we believe that the economy should grow by 2.5% in 1996, that is, near its long-term sustainable growth rate.

Admittedly, economic signals are mixed. Recessionary concerns seem centered on relatively slow job creation and weakness in retail. Job growth has slowed as manufacturers and retailers, faced with lower than expected sales, are reducing inventories. We believe that this process of inventory correction, which started in the first half of 1995, is almost over, and in 1996, production and job creation should grow in line with underlying demand. Demand for housing already has picked up in response to lower interest rates, and the Federal Reserve is poised to cut interest rates more vigorously if a balanced budget deal is signed into law. A middle-income tax cut, likely to be enacted during the coming election year, would further enhance consumer confidence and spending power. As for the perceived weakness in retailing, we believe it represents the inevitable winnowing out of the weaker companies in an overcrowded industry.

While a resurgence in inflation has thus far been avoided, upward price pressures remain on the horizon, particularly in agricultural commodities and energy. For 1996, we expect consumer price inflation of 3%, versus slightly less than 3% in 1995. Given that long-term interest rates have declined nearly 2% in 1995, and bond market expectations are optimistic, long-term rates are likely near a bottom. Short-term rates, however, will likely move lower.

Corporate profits will continue to grow in 1996, but at a slower, probably single-digit pace. Companies continue to use the significant increases in cash flows being generated by improved profits to fund acquisitions and capital investments, stock repurchases, debt reduction, and, to a lesser extent, dividend increases. Productivity improvements from capital investments and corporate restructurings will continue to contribute significantly to profit growth.

The Fund's shareholders have benefited from the rising market in 1995 to achieve strong absolute performance for the year. We are obliged, however, to point out that 1995 was an exceptional year for the stock market and, as such, it is unlikely to be repeated. We will continue to manage the Growth Fund with the consistent strategy that we have employed in the past -- with an eye toward purchasing stocks that, in aggregate, have an above average yield, strong earnings prospects, and are priced at attractive valuations.

Respectfully,
WELLINGTON MANAGEMENT COMPANY


/s/ John R. Ryan
John R. Ryan
Senior Vice President
Stock Portfolio Manager
Horace Mann Growth Fund, Inc.

LETTER FROM THE INVESTMENT ADVISER
HORACE MANN INCOME FUND

PERFORMANCE

For the twelve months ended December 31, 1995, the Horace Mann Income Fund provided shareholders with a return of 14.9%, a considerable contrast to last year's return to shareholders of -2.2%. The Lehman Brothers Intermediate Government/Corporate Bond Index returned 15.3% during 1995.

After raising rates to combat inflation six times in 1994 and again in early February, the Federal Reserve lowered short-term interest rates in July and December by 0.25% each time. This reversed the 0.50% increase in early February. The easing move came in response to continued slow economic growth with a favorable inflation backdrop. This environment provided an ample cushion in real interest rates for the central bank to stimulate growth modestly.
Market psychology was also supported by progress made toward a budget resolution and long-term deficit reduction.

Throughout 1995 the maturity (or duration) of an investor's bonds was a primary contributor to performance. Yields on longer-term bonds declined more than yields on shorter-term securities, reflecting the fact that the markets anticipated additional easing by the Fed in the months ahead. Positions in corporate securities were beneficial to returns, as corporate bonds outperformed Treasury bonds. Broadly speaking, mortgage securities underperformed as lower rates increased mortgage prepayments and refinancing activity.

In recent months, the government has avoided defaulting on its debt as Congress and the Administration played "chicken" during budget negotiations. A default, while not ultimately a matter of creditworthiness, would have created significant problems for investors who had maturities and coupon payments due, for investors who used Treasuries as collateral for loans and repurchase agreements, and for investors with strict guidelines regarding the use of non-accruing securities. In the long run the budget impasse will get resolved, but in the short run the political posturing in Washington creates investor nervousness and to a lessor degree, market volatility.

PORTFOLIO REVIEW

The primary objective of the Horace Mann Income Fund remains to maximize current income consistent with prudent investment risk. A secondary objective is the preservation of capital. In investing the assets of the Fund, we emphasize high-quality intermediate bonds and apply intensive credit analysis and, in the case of mortgage securities, prepayment analysis.

Individual bonds are selected from an approved universe of issues and are purchased for their contribution to the Fund's total return. We avoid securities that we determine to be excessively risky, although other investors might be tempted by yields on these securities. Despite the fact that preservation of capital is secondary to the income objective, we take it very seriously.

In a declining interest rate environment such as 1995, the maturity and duration of the portfolio become the primary drivers of performance. In general, the longer the term-to-maturity of a bond, the better the performance as rates decline. We lengthened the maturity of the Fund during the year from 4.3 years to 5.0 years. The maturity of the Lehman Intermediate Government/Corporate Bond Index remained relatively steady, lengthening from 4.1 years to 4.3 years.

In terms of sector allocation, by the end of 1995, we had reduced the Fund's exposure to corporates and, to a lesser extent, asset-backed securities versus a year earlier and added to the Fund's government and mortgage commitment. Within the Treasury sector, we sold short-maturity Treasuries and added longer-maturity Treasuries in order to offset the decline in maturity caused by mortgage holdings which naturally shorten as interest rates decline.

ECONOMIC OUTLOOK

We expect that the Fed will continue to lower short-term interest rates over the next few months, but that the moves will be in small increments and will be infrequent. The central bank's actions will follow continued slow domestic growth and a continued decline in long-term inflation expectations. While the Fed works at the short end of the yield curve, we do not envision yield declines on bonds comparable to the 1995 experience which brought, for example, a 2.25% decline in the yield on the ten-year Treasury note.

As market prices have already anticipated additional Fed easing, this leads us to believe that maturity may not be the primary contributor to enhanced returns in upcoming quarters. The best opportunities to enhance returns will be through the incremental yield offered by mortgages, corporates, asset-backed securities, and other relevant sectors. Within the mortgage sector, we continue to favor discounted securities. Within the corporate sector, we are biased toward the high end of the quality spectrum. Therefore, we are likely to increase the Fund's exposure to these sectors of the market as we try to enhance shareholder returns in 1996. In short, sector allocation will play a more important role in 1996 as the Fund's ability to add incremental return vis a vis a bullish maturity stance becomes more difficult with short-term interest rates as low as they are today. As always, we will examine the variety of alternative structures in the marketplace, including mortgages and corporates, for selective opportunities to add yield in conjunction with prudent investment risk.

The greatest risk to our outlook is our optimistic inflation forecast. Recent commodity pricing pressures, notably metals, natural gas, and food, suggest that near-term inflation will actually be above trend and may give the markets reason to pause. Longer-term, we continue to believe inflation will be tame.

The Fund's shareholders have benefited from the rising market in 1995 to achieve strong absolute performance for the year. We are obliged, however, to point out that 1995 was an exceptional year for the bond market and, as such, it is unlikely to be repeated. We will continue to manage the Income Fund with the consistent strategy that we have employed in the past - by maximizing current income consistent with prudent investment risk.



RESPECTFULLY,
WELLINGTON MANAGEMENT COMPANY

/s/ JOHN C. KEOGH

JOHN C. KEOGH
SENIOR VICE PRESIDENT,
BOND PORTFOLIO MANAGER
HORACE MANN INCOME FUND, INC.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               THE HORACE MANN GROWTH FUND AND A STOCK INDEX /1/
                 [WITH THE FOLLOWING INFORMATION APPEARS HERE]

                             [GRAPH APPEARS HERE]

                            HORACE MANN GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURN
                      -----------------------------------
                      1 year  5 year  Since Inception /2/
                      -----------------------------------
                      33.67%  17.20%        13.45%
                      -----------------------------------

                    Growth Fund         Index
By quarter          (solid line)    (broken line)
----------          ------------    -------------
31-Oct-89            10,000.00        10,000.00
29-Dec-89            10,432.94        10,448.90
30-Mar-90            10,206.62        10,135.17
29-Jun-90            10,543.34        10,773.71
28-Sep-90             9,345.49         9,292.68
28-Dec-90             9,831.25        10,125.28
28-Mar-91            11,082.62        11,595.15
28-Jun-91            11,502.96        11,568.65
30-Sep-91            11,763.45        12,187.71
31-Dec-91            12,461.55        13,209.30
31-Mar-92            12,266.33        12,876.06
30-Jun-92            12,858.49        13,121.10
30-Sep-92            13,001.65        13,534.29
31-Dec-92            13,656.03        14,216.13
31-Mar-93            14,805.12        14,837.10
30-Jun-93            15,246.55        14,907.71
30-Sep-93            15,835.11        15,292.16
31-Dec-93            16,351.28        15,647.50
31-Mar-94            15,972.36        15,054.74
30-Jun-94            16,326.57        15,117.81
30-Sep-94            17,051.46        15,857.24
31-Dec-94            16,293.79        15,855.07
31-Mar-95            17,623.90        17,395.88
30-Jun-95            19,046.37        19,057.19
30-Sep-95            20,228.69        20,572.23
31-Dec-95            21,780.18        21,810.68

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 13.

/1/Stock Index: S&P 500, Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown above for the unmanaged index has no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Growth Fund. Previous periods during which the Growth Fund received investment advice from CIGNA Investments, Inc., are not shown.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                THE HORACE MANN INCOME FUND AND A BOND INDEX /1/

                             [GRAPH APPEARS HERE]

                            HORACE MANN INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURN
                      -----------------------------------
                      1 year  5 year  Since Inception /2/
                      -----------------------------------
                      14.93%  8.40%         8.22%
                      -----------------------------------

                    Income Fund         Index
By quarter          (solid line)    (broken line)
----------          ------------    -------------
31-Oct-89            10,000.00        10,000.00
29-Dec-89            10,109.78        10,123,27
30-Mar-90             9,970.62        10,108.82
29-Jun-90            10,306.25        10,433.01
28-Sep-90            10,412.67        10,615.77
28-Dec-90            10,846.53        11,051.51
28-Mar-91            11,097.70        11,330.07
28-Jun-91            11,363.83        11,531.50
30-Sep-91            11,913.84        12,087.77
31-Dec-91            12,500.07        12,667.89
31-Mar-92            12,393.64        12,552.43
30-Jun-92            12,858.04        13,049.48
30-Sep-92            13,409.51        13,625.07
31-Dec-92            13,368.89        13,576.36
31-Mar-93            13,886.26        14,114.64
30-Jun-93            14,144.95        14,419.14
30-Sep-93            14,445.03        14,743.76
31-Dec-93            14,481.59        14,768.41
31-Mar-94            14,148.93        14,468.60
30-Jun-94            14,049.14        14,381.71
30-Sep-94            14,160.02        14,499.40
31-Dec-94            14,161.13        14,483.22
31-Mar-95            14,632.38        15,117.59
30-Jun-95            15,433.51        15,873.47
30-Sep-95            15,716.26        16,135.38
31-Dec-95            16,275.88        16,698.45

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Income Fund returns. Returns under the Annuity Alternatives contracts are shown on page 13.

/1/Bond Index: Lehman Bros. Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Income Fund. Previous periods during which the Income Fund received investment advice from CIGNA Investments, Inc., are not shown.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            THE HORACE MANN BALANCED FUND AND STOCK/BOND INDICES /1/

                             [GRAPH APPEARS HERE]

                           HORACE MANN BALANCED FUND
                          AVERAGE ANNUAL TOTAL RETURN
                      -----------------------------------
                      1 year  5 year  Since Inception /2/
                      -----------------------------------
                      27.12%  13.84%        11.63%
                      -----------------------------------

                Balanced Fund        Stock Index        Bond Index
By quarter    (solid black line)    (broken line)    (solid grey line)
----------    ------------------    -------------    -----------------
31-Oct-89         10,000.00           10,000.00          10,000.00
29-Dec-89         10,357.50           10,448.90          10,123.27
30-Mar-90         10,145.00           10,135.17          10,108.82
29-Jun-90         10,453.46           10,773.71          10,433.01
28-Sep-90          9,802.26            9,292.68          10,615.77
28-Dec-90         10,282.10           10,125.28          11,051.51
28-Mar-91         11,136.13           11,595.15          11,330.07
28-Jun-91         11,477.55           11,568.65          11,531.50
30-Sep-91         11,855.29           12,187.71          12,087.77
31-Dec-91         12,531.33           13,209.30          12,667.89
31-Mar-92         12,389.55           12,876.06          12,552.43
30-Jun-92         12,901.52           13,121.10          13,049.48
30-Sep-92         13,200.82           13,534.29          13,625.07
31-Dec-92         13,580.79           14,216.13          13,576.36
31-Mar-93         14,493.44           14,837.10          14,114.64
30-Jun-93         14,870.21           14,907.71          14,419.14
30-Sep-93         15,339.10           15,292.16          14,743.76
31-Dec-93         15,680.70           15,647.50          14,768.41
31-Mar-94         15,324.32           15,054.74          14,468.60
30-Jun-94         15,493.13           15,117.81          14,381.71
30-Sep-94         15,971.43           15,857.24          14,499.40
31-Dec-94         15,505.11           15,855.07          14,483.22
31-Mar-95         16,561.82           17,395.88          15,117.59
30-Jun-95         17,699.81           19,057.19          15,873.47
30-Sep-95         18,553.30           20,572.23          16,135.38
31-Dec-95         19,709.85           21,810.68          16,698.45

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Balanced Fund returns. Returns under the Annuity Alternatives contracts are shown on page 13.

/1/Stock/Bond Indices: S&P 500 Index and Lehman Bros. Intermediate Government/Corporate Bond Index. Rate of returns shown above for the unmanaged indices have no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Balanced Fund. Previous periods during which the Balanced Fund received investment advice from CIGNA Investments, Inc., are not shown.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
    THE HORACE MANN SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX /1/

                             [GRAPH APPEARS HERE]

                     HORACE MANN SHORT-TERM INVESTMENT FUND
                          AVERAGE ANNUAL TOTAL RETURN
                      -----------------------------------
                      1 year  5 year  Since Inception /2/
                      -----------------------------------
                      5.25%   4.17%          4.89%
                      -----------------------------------

                    Short-Term Fund        Index
By quarter           (solid line)      (broken line)
----------          ---------------    -------------
31-Oct-89              10,000.00         10,000.00
29-Dec-89              10,141.03         10,130.42
30-Mar-90              10,329.87         10,335.41
29-Jun-90              10,528.16         10,543.50
28-Sep-90              10,735.89         10,742.96
28-Dec-90              10,934.18         10,933.15
28-Mar-91              11,120.99         11,100.18
28-Jun-91              11,289.81         11,259.67
30-Sep-91              11,448.07         11,414.63
31-Dec-91              11,590.83         11,540.65
31-Mar-92              11,694.12         11,657.60
30-Jun-92              11,797.40         11,766.36
30-Sep-92              11,889.21         11,857.19
31-Dec-92              11,973.10         11,951.11
31-Mar-93              12,044.30         12,040.96
30-Jun-93              12,127.36         12,131.50
30-Sep-93              12,198.56         12,223.93
31-Dec-93              12,275.81         12,320.75
31-Mar-94              12,373.33         12,414.63
30-Jun-94              12,470.86         12,529.19
30-Sep-94              12,592.76         12,659.95
31-Dec-94              12,753.04         12,797.17
31-Mar-95              12,917.51         12,963.53
30-Jun-95              13,081.99         13,143.72
30-Sep-95              13,246.46         13,323.79
31-Dec-95              13,422.97         13,510.37

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Short-Term Investment Fund returns. Returns under the Annuity Alternatives contracts are shown on page 13.

/1/Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90-day maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Short-Term Investment Fund. Previous periods during which the Short-Term Investment Fund received investment advice from CIGNA Investments, Inc., are not shown.

LETTER FROM THE INVESTMENT ADVISER
HORACE MANN BALANCED FUND

PERFORMANCE

The S&P 500 Stock Index registered an impressive 37.6% gain during 1995, supported by strong earnings gains and an improved interest rate environment. Bond markets rallied in 1995 as well, with the Lehman Brothers Intermediate Government/Corporate Bond Index gaining 15.3% for the year. For the twelve months ended December 31, 1995, the Horace Mann Balanced Fund provided a solid return to shareholders of 27.1%. The Balanced Fund holds the same kinds of stocks and bonds held separately by the Growth Fund and the Income Fund. As expected, then, the Balanced Fund's return to shareholders of 27.1% for 1995 is between the Growth Fund's 33.7% return and the Income Fund's 14.9% return.

PORTFOLIO REVIEW

Investor sentiment turned sharply positive during 1995, as signals from several economic indicators suggested a slowing in the pace of GDP growth which dampened the inflation fears that undermined stock and bond markets in 1994. Supported by the Federal Reserves "soft landing" scenario of moderate economic growth, low inflation, declining interest rates, and good corporate profitability, U.S. equity and fixed income markets rallied throughout the year. The 27.1% total return provided to shareholders of the Balanced Fund underscores the strength exhibited by both markets throughout 1995.

ECONOMIC OUTLOOK

We believe that the U.S. economy is in the latter stages of a soft landing, and the probability of a major recession next year is low. In the absence of any external shocks that destroy business and consumer confidence, we believe that the economy should grow by 2.5% in 1996, that is, near its long-term sustainable growth rate.

Admittedly, economic signals are mixed. Recessionary concerns seem centered on relatively slow job creation and weakness in retail. Job growth has slowed as manufacturers and retailers, faced with lower than expected sales, are reducing inventories. We believe that this process of inventory correction, which started in the first half of 1995, is almost over, and in 1996, production and job creation should grow in line with underlying demand. Demand for housing already has picked up in response to lower interest rates, and the Federal Reserve is poised to cut interest rates more vigorously if a balanced budget deal is signed into law. The federal budget deficit is of particular concern to the Federal Reserve because the government's large borrowing tends to imply higher future taxes and also creates competition with other borrowers for funds, conditions that cause upward pressure on interest rates. A balanced budget agreement would lessen this concern. A middle-income tax cut, likely to be enacted during the coming election year, would further enhance consumer confidence and spending power.

For 1996, we expect consumer price inflation of 3%, versus slightly less than 3% in 1995. Given that long-term interest rates have declined nearly 2% in 1995, and bond market expectations are optimistic, long-term rates are likely near a bottom. Short-term rates, however, will likely move lower.

The Fund's shareholders have benefited from the rising U.S. stock and bond markets in 1995 to achieve strong absolute performance for the year. We are obliged, however, to point out that 1995 was an exceptional year for both the stock and bond markets and, as such, it is unlikely to be repeated. We will continue to manage the Balanced Fund with the consistent strategy that we have employed in the past - a diversified list of allocating approximately 60% of assets to a diversified list of stocks with an above-average market yield, and approximately 40% of assets in high quality intermediate-term bonds.

RESPECTFULLY,
WELLINGTON MANAGEMENT COMPANY

/s/ JOHN R. RYAN

JOHN R. RYAN
SENIOR VICE PRESIDENT,
STOCK PORTFOLIO MANAGER
HORACE MANN BALANCED FUND, INC.



/s/ JOHN C. KEOGH

JOHN C. KEOGH
SENIOR VICE PRESIDENT,
BOND PORTFOLIO MANAGER
HORACE MANN BALANCED FUND, INC.

LETTER FROM THE INVESTMENT ADVISER
HORACE MANN SHORT-TERM
INVESTMENT FUND

PERFORMANCE

The objective of the Short-Term Fund is to realize maximum current income while maintaining liquidity. Preservation of principal is a secondary objective. For the twelve months ended December 31, 1995, the Horace Mann Short-Term Investment Fund provided shareholders with a total return of 5.3%, a positive real return for investors in a low inflation environment. The IBC/Donoghue's All Taxable Money Market Average returned 5.5% for the year.

In sharp contrast to 1994, 1995 was a year of declining interest rates. After the Federal Reserve increased short-term rates six times in 1994, they tightened just once in 1995, raising key rates in February by 0.50%. A policy reversal late in the year resulted in two short-term rate cuts by 0.25%, completely off-setting the February increase. In a declining interest rate environment, such as 1995, long-term bonds outperform shorter instruments such as money markets. This is in sharp contrast to last year when returns on intermediate and long-term bond funds were largely negative and money market instruments outperformed them.

More importantly, we have continued our policy to avoid the more risky strategies followed by some short-term funds which produced large negative returns for investors in 1994. While we strive to achieve high investment yields, we also remain careful about the risk assumed to obtain those yields.

PORTFOLIO REVIEW

The Horace Mann Short-Term Investment Fund emphasizes safety and liquidity. The Fund invests in short-term debt instruments issued by the U.S. Government, as well as high quality commercial paper issued by corporations and high quality short-term instruments issued by banks. We continue to emphasize government agency securities due to the high credit quality and comparable yields to other short-term investments. In addition, the size of the Fund renders agency securities more cost effective than the corporate short-term alternative, commercial paper. This results from the fact that agency discount notes can be purchased in small lots without materially impacting liquidity and transaction costs. Such lower costs result in more attractive incremental yields over comparable maturity treasury bills.

The portfolio's average maturity was increased over the course of the year to 48 days at year end versus 33 days one year ago. This longer maturity was maintained in order to lock in prevailing yields. This is, again, a sharp contrast to 1994 when we shortened the average maturity so that portfolio holdings could be more quickly reinvested at higher market yields as the Fed raised interest rates.

ECONOMIC OUTLOOK

We expect that the Fed will continue to lower short-term interest rates over the next few months but that the moves will be in small increments and will be infrequent. The central bank's actions will follow continued slow domestic growth and continued decline in long-term inflation expectations.

We will continue to emphasize quality and liquidity in the Short-Term Fund, and the Fund should retain its ability to provide a safe harbor for those assets that shareholders do not want committed to volatile stock and bond markets. Shareholders should be aware that the returns on all short-term investments, including the Horace Mann Short-Term Fund, will be lower over the next few months than they were over the course of 1995.

RESPECTFULLY,
WELLINGTON MANAGEMENT COMPANY

/s/ JOHN C. KEOGH

JOHN C. KEOGH
SENIOR VICE PRESIDENT,
BOND PORTFOLIO MANAGER
HORACE MANN SHORT-TERM
INVESTMENT FUND, INC.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[LOGO]

AVERAGE ANNUAL TOTAL RETURN
HORACE MANN ANNUITY ALTERNATIVES CONTRACTS                     December 31, 1995
================================================================================

                    FOR ANNUITY ALTERNATIVES CONTRACT OWNERS

Average annual total returns for the period ended December 31, 1995 for the Annuity Alternatives contracts are shown in the following table. FOR CONTRIBUTIONS WHICH REMAINED INVESTED IN AN ANNUITY ALTERNATIVES CONTRACT, RETURNS ARE SHOWN IN THE "WITHOUT REDEMPTION" COLUMNS. FOR CONTRACTS WHICH WERE SURRENDERED, RETURNS ARE SHOWN IN THE "WITH REDEMPTION" COLUMNS. REDEMPTION HAS NO AFFECT ON THE VARIABLE ACCOUNT RATES OF RETURN AFTER THE INITIAL FIVE-YEAR CONTRACT PERIOD.

                                    1 YEAR        1 YEAR         5 YEARS            10 YEARS      SINCE INCEPTION/1/
                                    WITHOUT        WITH      WITH OR WITHOUT    WITH OR WITHOUT     WITH OR WITHOUT
                                  REDEMPTION    REDEMPTION      REDEMPTION         REDEMPTION         REDEMPTION
                                  -----------   ----------   ----------------   ---------------   ------------------
 Growth Fund..................       31.89%       21.34%          15.61%             12.08%             11.89%
 Income Fund..................       13.40         4.33            6.96               7.38               6.78
 Balanced Fund................       25.43        15.39           12.31              10.40              10.12
 Short-Term Investment Fund...        3.85        -4.46            2.78               4.16               3.49

The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each Fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations. Past performance does not guarantee future results of the subaccounts.

Total returns for the variable portion of the Annuity Alternatives contracts include a reduction for mutual fund expenses and contract charges of 1.35% annually for mortality and expense risk. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

During the first five contract years, redemption charges range from 2 to 8% for the flexible premium contracts and 1 to 5% for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns above, reduces total rates of return by 2.5% on a $1,000 investment or .5% on a $5,000 investment.

Commission credits were used to pay certain expenses of the Growth and Balanced Funds during 1994 and 1995. Certain mutual fund expenses have been subsidized (assumed and/or waived) since 1983 for the Income and Short-Term Investment Funds. Certain Balanced Fund expenses were subsidized from 1983 through 1987. Subsidization and use of credits result in higher returns ranging up to 1%, depending on the period subsidized for each Fund. There is no guarantee that subsidization and use of credits will continue in the future.

/1/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Funds.

[LOGO]

AVERAGE ANNUAL TOTAL RETURN
HORACE MANN FAMILY OF FUNDS                                    December 31, 1995
================================================================================


FOR GROWTH FUND PUBLIC SHAREHOLDERS AND PARTICIPANTS IN THE HORACE MANN EMPLOYEE
                                  401(k) PLAN

Total average annualized returns for the period ended December 31, 1995 for the Horace Mann Funds and their comparable benchmark indices are shown in the following table:

                                                                                SINCE
                                               1 YEAR   5 YEARS   10 YEARS   INCEPTION/1/
                                               -------  --------  ---------  ------------
 Horace Mann Growth Fund.....................   33.67%   17.20%     13.61%      13.45%
 S&P 500 Stock Index.........................   37.58    16.59      14.88       13.48

 Horace Mann Income Fund.....................   14.93     8.40       8.84        8.22
 Lehman Intermediate Gov't/Corp. Bond Index..   15.31     8.61       8.82        8.67

 Horace Mann Balanced Fund...................   27.12    13.84      11.90       11.63
 Stock/Bond Composite/2/.....................   28.27    13.44      12.71       11.68

 Horace Mann Short-Term Investment Fund......    5.25     4.17       5.57        4.89
 90-day Treasury Bills.......................    5.52     4.32       5.75        5.00

Returns of the Horace Mann Funds in the above table are shown net of mutual fund expenses. Certain mutual fund expenses have been subsidized (assumed and/or waived) since 1983 for the Income and Short-Term Investment Funds. Commission credits were used to pay certain expenses of the Growth and Balanced Funds during 1994 and 1995. Certain Balanced Fund expenses were subsidized from 1983 through 1987. Subsidization and use of credits result in higher returns ranging up to 1%, depending on the period subsidized for each Fund. There is no guarantee that subsidization and use of credits will continue in the future.

The performance data quoted represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and when redeemed, may be worth more or less than its original cost.

The benchmark indices indicated are unmanaged and have no expenses.

/1/Since inception refers to November 1, 1989 the date Wellington Management Company began advising the Funds./

/2/60% S&P 500, 40% Lehman Brothers Intermediate Government/Corporate Bond Index, rebalanced monthly.

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
================================================================================
                          HORACE MANN FAMILY OF FUNDS

                         HORACE MANN GROWTH FUND, INC.
                         HORACE MANN INCOME FUND, INC.
                        HORACE MANN BALANCED FUND, INC.
                  HORACE MANN SHORT-TERM INVESTMENT FUND, INC.



                             DIRECTORS OF THE FUNDS

 A. THOMAS ARISMAN         LARRY K. BECKER, CHAIRMAN          A.L. GALLOP

                 HARRIET A. RUSSELL              GEORGE J. ZOCK



                             OFFICERS OF THE FUNDS

     GEORGE J. ZOCK             WILLIAM J. KELLY           ROGER FISHER
        President          Treasurer and Regulatory         Controller
                               Compliance Officer


      ANN CAPARROS               LINDA L. SACCO           DIANE M. BARNETT
      Secretary and           Assistant Secretary      Tax Compliance Officer
Ethics Compliance Officer









Investment Adviser                                  Business Manager
WELLINGTON MANAGEMENT COMPANY                       HORACE MANN INVESTORS, INC.
75 State Street                                     One Horace Mann Plaza
Boston, MA 02109                                    Springfield, IL 62715-0001

                                    Custodian
                          FIRST NATIONAL BANK OF BOSTON
                                150 Royall Street
                                Canton, MA 02021

[LOGO]

STATEMENT OF INVESTMENTS
HORACE MANN GROWTH FUND, INC.                                  December 31, 1995
================================================================================

[PIE CHART APPEARS HERE]

CASH & SHORT-TERM INVESTMENTS     3%
COMMON STOCK                     97%


                                     NUMBER OF    MARKET
                                      SHARES       (000)
                                     ---------   -------
COMMON STOCKS
AUTO/ACCESSORIES 5.30%
 Ford Motor Company................     98,600   $ 2,859
 Goodyear Tire & Rubber Co. (The)..    284,000    12,887
                                                 -------
                                                  15,746

BANKS/FINANCIAL SERVICES 6.90%
 BankAmerica Corp..................    129,500     8,385
 Citicorp..........................     25,365     1,706
 Corestates Financial Corp.........     71,700     2,716
 First Chicago NBD Corp............     70,900     2,801
 First Union Corp..................     45,000     2,503
 Morgan Stanley Group..............     29,700     2,395
                                                 -------
                                                  20,506

BUILDING & CONSTRUCTION 1.94%
 Foster Wheeler Corp...............    109,000     4,633
 Ryland Group Inc..................     81,500     1,141
                                                 -------
                                                   5,774

CHEMICALS 5.18%
 Air Products & Chemicals, Inc.....     65,800     3,471
 Betz Laboratories.................     51,600     2,116
 Ferro Corp........................     89,000     2,069
 Geon Company......................     65,100     1,587
 IMC Global Inc....................     32,800     1,341
 Vigoro Group......................     77,600     4,792
                                                 -------
                                                  15,376

COMMUNICATION 3.40%
 AT & T Corp.......................     67,000     4,338
 BCE Inc...........................     76,400     2,636
 COMSAT Corporation................     52,200       972
 NYNEX Corp........................     40,000     2,160
                                                 -------
                                                  10,106
ENTERTAINMENT 0.25%
 King World Productions Inc.*......     19,100       743


FOOD/GROCERY PRODUCTS 1.68%
 Flowers Industries, Inc...........    185,100     2,244
 Interstate Bakeries Corp..........    122,500     2,741
                                                 -------
                                                   4,985

HEALTH CARE 2.65%
 Mallinckrodt Group................    108,600     3,950
 Value Health, Inc.................    142,700     3,924
                                                 -------
                                                   7,874

INSURANCE 6.82%
 ACE Limited.......................    137,700     5,474
 Allstate Corporation..............    137,390     5,650
 Chubb Corp........................     63,600     6,153
 Integon Corp......................    113,500     2,341
 Old Republic International Corp...     17,900       635
                                                 -------
                                                  20,253

IRON & STEEL 0.07%
 Bethlehem Steel Corp.*............     16,200       227


MANUFACTURING (DIVERSIFIED) 7.77%
 Brunswick Corp....................     32,700       785
 Caterpillar Inc...................     82,000     4,817
 Cooper Industries Inc.............     72,900     2,679
 Deere & Co........................    118,800     4,188
 Johnson Controls, Inc.............     36,800     2,530
 Minnesota Mining & Manufacturing..    122,100     8,089
                                                 -------
                                                  23,088

METALS & MINING 5.05%
 Alcan Aluminum Ltd................     94,200     2,932
 Aluminum Co. of America...........    180,500     9,544
 Reynolds Metals Co................     44,600     2,525
                                                 -------
                                                  15,001

OIL/GAS 22.42%
 Amerada Hess Corp.................     58,300     3,090
 Apache Corp.......................     50,000     1,475

                    See notes to the financial statements.

[LOGO]

STATEMENT OF INVESTMENTS (CONCLUDED)
HORACE MANN GROWTH FUND, INC.                                  December 31, 1995
================================================================================

                                        NUMBER OF    MARKET
                                         SHARES      (000)
                                        ---------   --------
OIL/GAS (CONTINUED)
 Ashland Inc..........................     87,500   $  3,073
 Burlington Resources Inc.............     55,200      2,167
 Camco International Inc..............     63,200      1,770
 Enron Oil & Gas Co...................    121,500      2,916
 ENSCO International, Inc.*...........    173,100      3,981
 Equitable Resources, Inc.............    148,700      4,647
 Noble Affiliates, Inc................    139,100      4,156
 Noble Drilling Corp.*................     99,200        893
 Oryx Energy Co.*.....................     94,600      1,265
 Parker & Parsley Petroleum Co........    151,800      3,340
 Seagull Energy Corp.*................    188,400      4,192
 Sonat, Inc...........................    135,300      4,820
 Total S.A. ADR.......................    104,100      3,539
 Ultramar Corp........................     70,900      1,826
 Union Texas Petroleum Holdings Inc...    170,600      3,305
 Unocal Corp..........................    281,800      8,207
 USX-Marathon Group...................    215,200      4,196
 Weatherford Enterra, Inc.*...........    129,500      3,739
                                                    --------
                                                      66,597

PAPER & WOOD PRODUCTS 9.41%
 Champion Internation Corp............     90,100      3,784
 Federal Paper Board Co., Inc.........    111,500      5,784
 International Paper Co...............    204,600      7,749
 Kimberly-Clark Corp..................     62,400      5,164
 Mead Corporation.....................    104,900      5,481
                                                    --------
                                                      27,962

PHOTOGRAPHY 1.28%
 Eastman Kodak Co.....................     56,900      3,812

RETAIL & FOOD STORES 3.61%
 May Department Stores Co.............    103,900      4,390
 Penney (J.C.) Co., Inc...............     58,800      2,800
 Sears Roebuck & Co...................     91,000      3,549
                                                    --------
                                                      10,739

SERVICES 1.61%
 Browning-Ferris Industries, Inc......    135,000      3,982
 Red Lion Hotels*.....................     45,400        795
                                                    --------
                                                       4,777

TOBACCO 1.25%
 Schweitzer-Maudit Int'l..............      6,240        144
 Universal Corp.(Va.).................    146,300      3,566
                                                    --------
                                                       3,710
TRANSPORTATION 4.94%
 America West Airlines B*.............     92,200      1,567
 Canadian National Railway Co.*.......     27,800        417
 Conrail Inc..........................     41,400      2,898
 CSX Corporation......................     66,000      3,011
 Pittston Services Group..............    129,300      4,057
 Rollins Truck Leasing Corp...........     65,300        726
 Trinity Industries...................     63,400      1,997
                                                    --------
                                                      14,673

UTILITIES/OTHER 5.47%
 General Public Utilities Corp........    144,400      4,910
 New England Electric System..........     79,500      3,150
 New York State Electric & Gas Corp...    107,000      2,769
 Pacific Gas & Electric Co............    150,100      4,259
 SCE Corp.............................     65,100      1,156
                                                    --------
                                                      16,244

TOTAL COMMON STOCKS.............97.00%               288,193
 (Cost $245,950,600)

                                         PRINCIPAL
                                          AMOUNT     MARKET
                                           (000)     (000)
                                         ---------   ------
SHORT-TERM INVESTMENTS
REPURCHASE AGREEMENT
 Aubrey G. Lanston & Co., Inc.
 5.875%, 01/02/96, (secured
 by $9,825,315, US Treasury
 Bill, 4.97%, 11/14/96)...............   $  9,629   $  9,629
                                         --------   --------
TOTAL SHORT-TERM
 INVESTMENTS.....................3.24%      9,629      9,629
 (Cost $9,629,000)                                  --------

TOTAL INVESTMENTS..............100.24%               297,822
 (Cost $255,579,600)

LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS..............(0.24%)                  (722)
                                                    --------
NET ASSETS.....................100.00%              $297,100
                                                    ========

______________

* Non-income producing during the twelve months ended December 31, 1995.

                     See notes to the financial statements.

 The identified cost of investments owned at December 31, 1995 was the same for federal income tax and book purposes.

[LOGO] STATEMENT OF INVESTMENTS
       HORACE MANN INCOME FUND, INC.                         December 31, 1995
       =======================================================================
                             [GRAPH APPEARS HERE]

Cash & Short-Term Investments         4%
U.S. & Foreign Government &
  Agency Obligations                 70%
Corporate Bonds/Notes                26%


                                            PRINCIPAL
                                             AMOUNT       MARKET
                                              (000)       (000)
                                            ---------     ------
U.S. AND FOREIGN GOVERNMENT
AND AGENCY OBLIGATIONS
  TREASURY BONDS/NOTES
    7.125%, 02/29/00....................     $2,300       $ 2,449
    7.250%, 08/15/04....................      1,000         1,112

  FEDERAL HOME LOAN BANK
  (MORTGAGE BACKED SECURITIES)
    7.310%, 06/16/04....................        350           383

  FEDERAL HOME LOAN MORTGAGE
   CORPORATION (MORTGAGE BACKED
   SECURITIES)
    9.500%, 03/01/01....................         54            57
    9.500%, 06/01/01....................         35            36
    9.500%, 08/01/01....................         18            19
    9.500%, 10/01/01....................         20            21
    7.000%, 11/01/03....................         62            62
    8.000%, 12/01/11....................         19            19

  FEDERAL NATIONAL MORTGAGE
   ASSOCIATION (MORTGAGE BACKED
   SECURITIES)
    8.875%, 07/10/01....................        100           102
    8.000%, 11/01/09....................         26            27
    7.500%, 05/01/25....................        790           810

  GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION (MORTGAGE BACKED
   SECURITIES)
    11.500%, 03/15/10...................         16            17
    12.500%, 06/15/10...................          9            10
    12.000%, 03/15/14...................          8            10
    12.000%, 04/15/14...................          6             7
    12.000%, 12/15/14...................         23            27
    12.000%, 02/15/15...................          6             7
    12.000%, 03/15/15...................         15            17
    12.000%, 04/15/15...................         13            14
    12.500%, 04/15/15...................          4             5
    12.000%, 06/15/15...................         17            19
    12.000%, 07/15/15...................         18            20
    12.000%, 11/15/15...................         22            24
     9.000%, 11/15/16...................        165           174
     9.000%, 07/15/19...................         99           105
     8.500%, 09/15/24...................        326           342
     9.000%, 01/15/25...................         30            31
     9.000%, 03/15/25...................        271           287
     9.000%, 05/15/25...................        714           756

  COLLATERALIZED MORTGAGE OBLIGATION
  (PLANNED AMORTIZATION CLASS) (NOTE 3)
   FHLMC 1737-E PAC
    6.000%, 12/15/17....................        220           220

  FOREIGN (U.S. DOLLAR DENOMINATED)
   Iceland (Rep. of)
    6.125%, 02/01/04....................        200           198
                                             ------       -------

TOTAL U.S. AND FOREIGN GOVERNMENT
    AND AGENCY OBLIGATIONS........70.14%      6,956         7,387
    (Cost $7,084,732)

CORPORATE BONDS/NOTES
  BankAmerica Corp.
    6.85%, 03/01/03.....................        150           155
  Boeing Co.
    6.35%, 06/15/03.....................        200           205
  BP America Inc. Euro
    9.75%, 03/01/99.....................        100           111
  Citicorp
    6.750%, 08/15/05....................        200           205
  Du Pont (E.I.) de Nemours & Co., Inc.
    9.15%, 04/15/00.....................        130           147
  Gannett Co.
    5.85%, 05/01/00.....................        200           199
  Hertz Corp.
    7.00%, 04/15/01.....................        200           208
  Penney (J.C.) Co., Inc.
    5.375%, 11/15/98....................        200           198


                    See notes to the financial statements.

[LOGO] STATEMENT OF INVESTMENTS (CONCLUDED)
       HORACE MANN INCOME FUND, INC.                         December 31, 1995
       =======================================================================

                                            PRINCIPAL
                                             AMOUNT       MARKET
                                              (000)       (000)
                                            ---------     ------
CORPORATE BONDS/NOTES (CONTINUED)
  Pacific Gas and Electric Euro
    12.00%, 01/09/00....................     $  100       $   106
  Southwestern Bell Telephone Co.
    5.55%, 03/10/98.....................        100           100
ASSET BACKED
  Ford Credit Grantor Trust 93-B
    4.30%, 07/15/98.....................         50            50
  Ford Credit Grantor Trust 95-B
    5.90%, 10/15/00.....................        243           244
  GMAC Grantor Trust 92-D
    5.55%, 05/15/97.....................          5             5
  GMAC Grantor Trust 92-E
    4.75%, 08/15/97.....................         14            14
  Government Backed Trust
    9.625%, 05/15/02....................        125           142
  IBM Credit Trust 93-1
    4.55%, 11/15/00.....................         68            67
  Nations Bank Credit Trust 93-2
    6.00%, 12/15/05.....................        200           201
  Premier Auto Trust 92-3
    5.90%, 11/17/97.....................         11            11
  Premier Auto Trust 92-4
    5.05%, 01/15/98.....................         15            15
  Premier Auto Trust 93-6 A2
    4.65%, 11/02/99.....................        104           102
  Premier Auto Trust 94-1
    4.75%, 02/02/00.....................        189           187
                                             ------       -------
TOTAL CORPORATE BONDS/NOTES.......25.37%      2,604         2,672
 (Cost $2,602,162)

SHORT-TERM INVESTMENTS
REPURCHASE AGREEMENT
  Aubrey G. Lanston & Co., Inc.
  5.875%, 01/02/96 (secured
  by $430,097 US Treasury
  Bill, 4.97%, 11/14/96)................        422           422
                                             ------       -------
TOTAL SHORT-TERM INVESTMENTS.......4.01%        422           422
 (Cost $422,000)

TOTAL INVESTMENTS.................99.52%                   10,481
 (Cost $10,108,894)

CASH AND OTHER ASSETS IN
  EXCESS OF LIABILITIES............0.48%                       51
                                                          -------

NET ASSETS.......................100.00%                  $10,532
                                                          =======


                    See notes to the financial statements.

The identified cost of investments owned at December 31, 1995 was the same for federal income tax and book purposes.

[LOGO]
STATEMENT OF INVESTMENTS
HORACE MANN BALANCED FUND, INC.                                December 31, 1995
================================================================================

[GRAPH APPEARS HERE]

U.S. & Foreign Government & Agency Obligations 25%
Corporate Bonds/Notes 7%
Cash & Short-Term Investments 3%
Common Stock 65%


                                   NUMBER OF   MARKET
                                     SHARES    (000)
                                   ---------  -------
COMMON STOCKS
AUTO/ACCESSORIES 3.56%
 Ford Motor Company...............    51,600  $ 1,496
 Goodyear Tire & Rubber Co. (The)    145,900    6,620
                                               ------
                                                8,116

BANKS/FINANCIAL SERVICES 4.62%
 BankAmerica Corp.................    67,000    4,338
 Boatmen's Bancshares, Inc........     1,000       41
 Citicorp.........................    12,659      851
 CoreStates Financial Corp........    36,300    1,375
 First Chicago NBD Corp...........    35,900    1,418
 First Union Corp.................    23,000    1,279
 Morgan Stanley Group, Inc........    15,300    1,234
                                              -------
                                               10,536

BUILDING & CONSTRUCTION 1.26%
 Foster Wheeler Corp..............    55,000    2,337
 Ryland Group Inc.................    38,900      545
                                      ------  -------
                                                2,882

CHEMICALS 3.43%
 Air Products & Chemicals, Inc....    32,900    1,735
 Betz Laboratories................    26,600    1,091
 Ferro Corp.......................    44,900    1,044
 Geon Company.....................    33,700      821
 IMC Global Inc...................    17,000      695
 Vigoro Group.....................    39,700    2,451
                                              -------
                                                7,837

COMMUNICATION 2.21%
 AT & T Corp......................    33,000    2,137
 BCE Inc..........................    37,800    1,304
 COMSAT Corporation...............    27,700      516
 NYNEX Corp.......................    20,000    1,080
                                              -------
                                                5,037

ENTERTAINMENT 0.17%
 King World Productions Inc.*.....     9,900      385

FOOD/GROCERY PRODUCTS 1.14%
 Flowers Industries, Inc..........   108,000    1,309
 Interstate Bakeries Corp.........    58,100    1,300
                                              -------
                                                2,609

HEALTH CARE 1.75%
 Mallinckrodt Group...............    56,700    2,062
 Value Health, Inc................    70,400    1,936
                                              -------
                                                3,998

INSURANCE 4.57%
 ACE Limited......................    72,200    2,870
 Allstate Corporation.............    71,402    2,936
 Chubb Corp.......................    32,400    3,135
 Integon Corp.....................    57,900    1,194
 Old Republic International Corp..     8,400      298
                                              -------
                                               10,433

IRON & STEEL 0.06%
 Bethlehem Steel Corp.*...........     9,000      126

MANUFACTURING (DIVERSIFIED) 5.20%
 Brunswick Corp...................    16,600      398
 Caterpillar Inc..................    42,000    2,468
 Cooper Industries Inc............    37,400    1,374
 Deere & Co. (Del)................    62,400    2,200
 Johnson Controls, Inc............    20,100    1,382
 Minnesota Mining & Manufacturing.    61,000    4,041
                                              -------
                                               11,863

METALS & MINING 3.40%
 Alcan Aluminum Ltd...............    48,500    1,510
 Aluminum Co. of America..........    93,000    4,917
 Reynolds Metals Co...............    23,500    1,331
                                              -------
                                                7,758
OIL/GAS 15.10%
 Amerada Hess Corp................    29,700    1,574
 Apache Corp......................    25,000      737
 Ashland Inc......................    44,700    1,570
 Burlington Resources Inc.........    29,900    1,174
 Camco International Inc..........    34,100      955
 Enron Oil & Gas Co...............    62,400    1,498
 ENSCO International, Inc.*.......    93,500    2,151
 Equitable Resources, Inc.........    76,600    2,394
 Noble Affiliates, Inc............    71,400    2,133
 Noble Drilling Corp.*............    48,400      436
 Oryx Energy Co.*.................    48,200      645

                    See notes to the financial statements.

[LOGO]
STATEMENT OF INVESTMENTS (CONTINUED)
HORACE MANN BALANCED FUND, INC.                                December 31, 1995
================================================================================


                                        NUMBER OF   MARKET
                                         SHARES      (000)
                                        ---------  -------
OIL/GAS (CONTINUED)
 Parker & Parsley Petroleum Co........     80,300  $ 1,767
 Seagull Energy Corp.*................    100,400    2,234
 Sonat, Inc...........................     69,500    2,476
 Total S.A. ADR.......................     52,600    1,788
 Ultramar Corp........................     36,100      930
 Union Texas Petroleum Holdings Inc...     87,700    1,699
 Unocal Corp..........................    143,400    4,177
 USX-Marathon Group...................    113,400    2,211
 Weatherford Enterra, Inc.*...........     66,000    1,906
                                                   -------
                                                    34,455

PAPER & WOOD PRODUCTS 6.38%
 Champion International Corp..........     44,500    1,869
 Federal Paper Board Co., Inc.........     58,000    3,009
 International Paper Co...............    108,100    4,094
 Kimberly-Clark Corp..................     32,500    2,689
 Mead Corporation.....................     55,600    2,905
                                                   -------
                                                    14,566

PHOTOGRAPHY 0.81%
 Eastman Kodak Co.....................     27,500    1,842

RETAIL & FOOD STORES 2.45%
 May Department Stores Co.............     55,300    2,336
 Penney (J.C.) Co. Inc................     29,600    1,410
 Sears Roebuck & Co...................     47,500    1,852
                                                   -------
                                                     5,598

SERVICES 1.08%
 Browning-Ferris Industries, Inc......     70,000    2,065
 Red Lion Hotels*.....................     22,700      397
                                                   -------
                                                     2,462

TOBACCO 0.78%
 Schweitzer-Maudit Int'l..............      3,250       75
 Universal Corp. (Va).................     70,000    1,706
                                                   -------
                                                     1,781


TRANSPORTATION 3.33%
 America West Airlines B*.............     45,600      775
 Canadian National Railway Co.........     14,500      218
 Conrail Inc..........................     22,400    1,568
 CSX Corporation......................     33,000    1,506
 Pittston Services Group..............     67,200    2,108
 Rollins Truck Leasing Corp...........     34,400      383
 Trinity Industries...................     33,200    1,046
                                                   -------
                                                     7,604


UTILITIES/OTHER 3.82%
 General Public Utilities Corp........     71,400    2,428
 New England Electric System..........     43,200    1,712
 New York State Electric & Gas Corp...     68,700    1,778
 Pacific Gas & Electric Co............     76,500    2,171
 SCE Corp.............................     35,300      627
                                                   -------
                                                     8,716
                                                   -------
TOTAL COMMON STOCK..............65.12%             148,604
 (Cost $126,854,794)
                                        PRINCIPAL
                                          AMOUNT    MARKET
                                           (000)     (000)
                                        ---------   -------
U.S. AND FOREIGN GOVERNMENT
AND AGENCY OBLIGATIONS
 TREASURY BONDS/NOTES
  7.875%, 11/15/99....................    $   500 $    544
  7.125%, 02/29/00....................     20,250   21,559
  7.250%, 08/15/04....................      7,500    8,342

 FEDERAL HOME LOAN BANK
  (MORTGAGE BACKED SECURITIES)
  6.67%, 04/06/01.....................      1,500    1,574
  7.31%, 06/16/04.....................      1,650    1,807

 FEDERAL HOME LOAN MORTGAGE
  CORPORATION (MORTGAGE BACKED
  SECURITIES)
  9.500%, 07/01/01....................         18       19
  9.500%, 08/01/01....................          9        9
  9.500%, 09/01/01....................         26       28
  9.500%, 10/01/01....................         32       33
  8.500%, 06/01/02....................         54       55
  9.250%, 11/01/02....................         72       75
  8.250%, 11/01/07....................         93       96
  8.750%, 05/01/08....................        108      112
  8.500%, 08/01/08....................        128      132
  9.000%, 09/01/08....................         95       99
  8.250%, 10/01/08....................         85       88
  8.000%, 09/01/09....................         72       74
  8.000%, 04/01/10....................        121      125

 FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE BACKED SECURITIES)
  8.000%, 07/01/98....................        157      161
  8.875%, 07/10/01....................        500      508
  8.750%, 02/01/10....................        430      450

                    See notes to the financial statements.

[LOGO]

HORACE MANN BALANCED FUND, INC.                                December 31, 1995
================================================================================

                                           PRINCIPAL
                                            AMOUNT    MARKET
                                             (000)     (000)
                                           ---------  -------
 FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE BACKED
  SECURITIES) (CONTINUED)
10.250%, 07/01/13.......................    $    36   $    39
 7.500%, 07/01/23.......................        428       439
 7.500%, 04/01/24.......................        663       663
 7.500%, 05/01/24.......................        209       214
 7.500%, 06/01/24.......................        531       544
 7.500%, 08/01/24.......................        673       690
 7.500%, 09/01/24.......................        971       996
 7.500%, 10/01/24.......................        730       748
 7.500%, 02/01/25.......................        184       189
 7.500%, 04/01/25.......................      1,364     1,399

 GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE BACKED
  SECURITIES)
 11.000%, 12/15/00......................         60        64
  9.500%, 08/20/01......................         76        80
  9.500%, 10/20/01......................         62        65
  9.500%, 07/20/02......................         94        98
  9.500%, 12/20/02......................         83        87
  9.500%, 01/20/03......................         49        51
  9.500%, 02/20/03......................         55        58
  9.500%, 05/20/03......................        103       108
  9.500%, 08/20/03......................        122       127
  9.500%, 09/20/03......................        141       147
  9.500%, 11/20/03......................         61        63
  9.500%, 09/20/04......................         47        49
  8.250%, 05/15/06......................        159       165
  12.000%, 01/15/15.....................         12        13
  12.000%, 03/15/15.....................         59        66
  9.000%, 04/15/16......................         83        88
  9.000%, 06/15/16......................        564       595
  9.000%, 09/15/16......................        190       200
  9.000%, 01/15/17......................         39        41
  8.500%, 01/15/20......................         44        46
  8.500%, 02/15/21......................        358       375
  8.500%, 06/15/21......................        217       227
  8.500%, 08/15/21......................         41        42
  8.500%, 04/15/23......................        308       323
  9.000%, 07/15/24......................        847       897
  8.500%, 09/15/24......................        720       755
  9.000%, 09/15/24......................        411       436
  9.000%, 10/15/24......................        577       612
  9.000%, 12/15/24......................        552       584
  9.000%, 01/15/25......................      2,909     3,077
  9.000%, 02/15/25......................         82        87
  9.000%, 03/15/25......................         33        35
  9.000%, 04/15/25......................        208       220
  9.000%, 05/15/25......................      1,520     1,609

 COLLATERALIZED MORTGAGE OBLIGATION
 (PLANNED AMORTIZATION CLASS) (NOTE 3)
  FHLMC G42-D
    8.000%, 08/17/17....................      1,461     1,534
 FOREIGN (U.S. DOLLAR DENOMINATED)
  Iceland (Rep. of)
    6.125%, 02/01/04....................      1,000       990
                                             ------   -------
 TOTAL U.S. AND FOREIGN GOVERNMENT
  AND AGENCY OBLIGATIONS..........24.46%     52,536    55,825
    (Cost $53,559,598)


CORPORATE BONDS/NOTES
 Associate Corp. NA
  5.25%, 09/01/98.......................        315       312
 Associate Corp. NA
  6.00%, 06/15/00.......................        500       501
 BankAmerica Corp.
  6.85%, 03/01/03.......................        500       517
 Bankers Trust
  8.25%, 05/01/05.......................      1,500     1,680
 Beneficial Corp.
  12.875%, 08/01/13.....................        261       314
 Boeing Co.
  6.35%, 06/15/03.......................        750       769
 BP America Inc.
  9.50%, 01/01/98.......................        500       536
 Citicorp
  6.75%, 08/15/05.......................      1,000     1,026
 Ford Motor Credit Corp.
  7.50%, 06/15/04.......................        200       215
 Gannett Co.
  5.85%, 05/01/00.......................        750       747
 Hertz Corp.
  7.00%, 04/15/01.......................      1,000     1,041
 Pacific Gas and Electric Euro
  12.00%, 01/09/00......................        400       424

                    See notes to the financial statements.

[LOGO]

STATEMENT OF INVESTMENTS (CONCLUDED)
HORACE MANN BALANCED FUND, INC.                                December 31, 1995
================================================================================

                                            PRINCIPAL
                                             AMOUNT     MARKET
                                              (000)      (000)
                                            ---------   ------
CORPORATE BONDS/NOTES (CONTINUED)
  Penney (J.C.) Co., Inc.
  5.375%, 11/15/98.......................    $1,000     $  990
 Southwestern Bell Telephone Co.
  5.550%, 03/10/98.......................       400        399
 United Technologies Corp.
  9.625%, 05/15/99.......................       400        406

ASSET BACKED
 Ford Credit Grantor Trust 93-B
  4.30%, 07/15/98........................       126        125
 Ford Credit Grantor Trust 95-B
  5.90%, 10/15/00........................     1,945      1,955
 GMAC Grantor Trust 92-D
  5.55%, 05/15/97........................        23         23
 GMAC Grantor Trust 92-E
  4.75%, 08/15/97........................        73         73
 IBM Credit Trust 93-1
  4.55%, 11/15/00........................       341        336
 Nations Bank Credit Trust 93-2
  6.00%, 12/15/05........................     1,000      1,005
 Premier Auto Trust 92-3
  5.90%, 11/17/97........................        56         56
 Premier Auto Trust 92-4
  5.05%, 01/15/98........................        77         76
 Premier Auto Trust 93-6 A2
  4.65%, 11/02/99........................       517        512
 Premier Auto Trust 94-1
  4.75%, 02/02/00........................     1,889      1,874
 Premier Auto Trust 94-2
  6.35%, 05/02/00........................     1,000      1,013
                                            -------   --------
TOTAL CORPORATE BONDS/
 NOTES..............................7.42%    16,523     16,925
 (Cost $16,462,400)

SHORT-TERM INVESTMENTS
REPURCHASE AGREEMENT
 Aubrey G. Lanston & Co., Inc.
 5.875%, 01/02/96, (secured
 by $7,399,249 US Treasury
 Bill, 4.99%, 11/14/96)..................     7,254      7,254
                                            -------   --------
TOTAL SHORT-TERM INVESTMENTS........3.18%     7,254      7,254
 (Cost $7,254,000)                                    --------

TOTAL INVESTMENTS.................100.18%              228,608
 (Cost $204,130,792)

LIABILITIES IN EXCESS OF
 CASH AND OTHER ASSETS.............(.18%)                 (415)
                                                      --------

NET ASSETS........................100.00%             $228,193
                                                      ========

________________

*Non-income producing during the twelve months ended December 31, 1995

                     See notes to the financial statements.

 The identified cost of investments owned at December 31, 1995 was the same for federal income tax and book purposes.

[LOGO]
STATEMENT OF INVESTMENTS
HORACE MANN SHORT-TERM INVESTMENT FUND, INC.                   December 31, 1995
================================================================================


[PIE CHART APPEARS HERE]

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  100%
                                                           PRINCIPAL
                                                            AMOUNT    MARKET
                                                             (000)    (000)
                                                           ---------  ------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 FEDERAL FARM CREDIT BANK DISCOUNT NOTES
  5.50%, 01/03/96.........................................  $    20   $   20
  5.70%, 01/18/96.........................................       50       50
  5.70%, 01/23/96.........................................       85       85
  5.58%, 02/06/96.........................................       15       15
  5.50%, 02/22/96.........................................       20       20
  5.55%, 03/20/96.........................................       50       49
  5.55%, 03/26/96.........................................       60       59

 FEDERAL HOME LOAN MORTGAGE CORP. DISCOUNT NOTES
  5.53%, 01/16/96.........................................       55       55
  5.62%, 01/22/96.........................................       35       35
  5.63%, 01/24/96.........................................       41       41
  5.53%, 01/31/96.........................................       45       45
  5.52%, 03/06/96.........................................       65       64
  5.52%, 03/11/96.........................................       45       44
  5.52%, 03/14/96.........................................       41       41

 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES
  5.79%, 01/19/96.........................................       20       20
  5.63%, 01/24/96.........................................       45       45
  5.58%, 02/12/96.........................................       70       69
  5.74%, 02/16/96.........................................       50       50
  5.41%, 02/20/96.........................................       50       49
  5.50%, 02/22/96.........................................       30       30
  5.44%, 02/28/96.........................................       50       50
  5.54%, 03/04/96.........................................       50       49
  5.54%, 03/08/96.........................................       35       35
                                                            -------   ------
TOTAL INVESTMENTS (COST $1,019,857) - 101.39%.............    1,027    1,020

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS - (1.39%)..               (14)
                                                                      ------
NET ASSETS.........................................100.00%            $1,006
                                                                      ======



                     See notes to the financial statements.

 The identified cost of investments owned at December 31, 1995 was the same for federal income tax and book purposes.

[LOGO]
STATEMENTS OF ASSETS AND LIABILITIES
HORACE MANN FAMILY OF FUNDS                                    December 31, 1995
================================================================================

                                                                 GROWTH           INCOME            BALANCED       SHORT-TERM
                                                                  FUND             FUND               FUND            FUND
                                                              ------------      -----------       ------------     ----------
ASSETS
 Cash.....................................................    $        500      $       367       $        296     $    4,245
 Investments at market value*.............................     297,822,235       10,481,283        228,608,282      1,019,700
 Dividends and interest receivable........................         578,414          160,248          1,435,779              -
 Accounts receivable-fund shares sold.....................         255,352           13,073            136,131            984
 Accounts receivable-investments sold.....................       1,156,629            4,916            590,592              -
 Prepaid expenses.........................................          35,270            2,137             27,446              -
                                                              ------------      -----------       ------------     ----------
 TOTAL ASSETS.............................................     299,848,400       10,662,024        230,798,526      1,024,929
                                                              ------------      -----------       ------------     ----------

LIABILITIES
 Accounts payable-fund shares redeemed....................          43,439                -              3,283              -
 Accounts payable-investments purchased...................         280,239                -            134,377              -
 Accrued expenses.........................................         160,346           15,274            135,550          3,056
 Dividend payable.........................................       2,264,562          115,227          2,332,397         16,094
                                                              ------------      -----------       ------------     ----------
 TOTAL LIABILITIES........................................       2,748,586          130,501          2,605,607         19,150
                                                              ------------      -----------       ------------     ----------
NET ASSETS................................................    $297,099,814      $10,531,523       $228,192,919     $1,005,779
                                                              ============      ===========       ============     ==========
NET ASSETS CONSIST OF:
 Par value of common shares...............................      13,718,610           80,850          1,267,975         10,062
 Paid in surplus..........................................     241,044,346       10,128,053        202,357,744        995,330
 Accumulated undistributed net investment income..........          48,210            5,639             65,902            543
 Accumulated undistributed net realized gain (loss)
  on investments..........................................          46,013          (55,408)            23,808              1
 Net unrealized appreciation (depreciation) on
  investments.............................................      42,242,635          372,389         24,477,490           (157)
                                                              ------------      -----------       ------------     ----------
NET ASSETS................................................    $297,099,814      $10,531,523       $228,192,919     $1,005,779
                                                              ============      ===========       ============     ==========

NUMBER OF SHARES OUTSTANDING:
 (Authorized 50,000,000 shares each; $1.00 par
  value for Growth Fund; $.10 par value capital
  stock for Income Fund, Balanced Fund, and
  Short-Term Fund)........................................      13,718,610          808,503         12,679,749        100,622
                                                              ============      ===========       ============     ==========

NET ASSET VALUE PER SHARE.................................    $      21.66      $     13.03       $      18.00     $    10.00
                                                              ============      ===========       ============     ==========

*Cost of investments......................................    $255,579,600      $10,108,894       $204,130,792     $1,019,857





                    See notes to the financial statements.


 [LOGO]
STATEMENTS OF OPERATIONS                                                                                For the Year Ended
HORACE MANN FAMILY OF FUNDS                                                                              December 31, 1995
==========================================================================================================================

                                                                    GROWTH        INCOME        BALANCED     SHORT-TERM
                                                                     FUND          FUND           FUND          FUND
                                                                 ------------   -----------   ------------   ----------
INVESTMENT INCOME:
  Dividends....................................................  $  6,899,317    $       --   $  3,594,644   $       --
  Interest & amortization......................................       821,072       668,528      4,850,307       68,196
                                                                 ------------    ----------   ------------   ----------
  Total investment income......................................     7,720,389       668,528      8,444,951       68,196

EXPENSES:
  Investment advisory and related fees.........................       841,937        25,691        599,709        1,568
  Management fees..............................................       521,885        20,885        408,591        2,440
  Fund pricing fees............................................        26,846         5,664         22,050        4,845
  Professional fees............................................        26,765        17,034         26,765        7,404
  Custodian fees...............................................        45,019        11,680         49,880        6,022
  Transfer agent fee (Note 5)..................................        30,519            24             24           24
  Shareholder reports..........................................         3,498            62            691           --
  Directors' fees and expenses.................................         3,468         3,468          3,468        3,468
  Other expenses...............................................        25,277           636         15,554          350
  Insurance expenses...........................................        24,742         2,127         19,703          799
                                                                 ------------    ----------   ------------   ----------
    Total expenses.............................................     1,549,956        87,271      1,146,435       26,920

  Less management fees waived (Note 5).........................            --       (20,885)            --       (2,440)
  Less expenses paid by Horace Mann Investors, Inc. (Note 5)...            --        (5,664)            --      (14,866)
  Less expenses paid by commission credits (Note 3)............       (56,114)           --        (14,386)          --
                                                                 ------------    ----------   ------------   ----------
    Net expenses...............................................     1,493,842        60,722      1,132,049        9,614
                                                                 ------------    ----------   ------------   ----------
    NET INVESTMENT INCOME......................................     6,226,547       607,806      7,312,902       58,582
                                                                 ------------    ----------   ------------   ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain on investments:
    Proceeds from sales........................................   151,321,733     6,432,555    117,675,479    3,305,417
    Cost of securities sold....................................   133,379,836     6,349,567    108,451,982    3,305,357
                                                                 ------------    ----------   ------------   ----------
  Net realized gain on investments.............................    17,941,897        82,988      9,223,497           60

  Unrealized appreciation (depreciation) on investments:
    Beginning of period........................................    (5,276,008)     (302,098)    (5,263,648)        (284)
    End of period..............................................    42,242,635       372,389     24,477,490         (157)
                                                                 ------------    ----------   ------------   ----------
  Net unrealized appreciation on investments during the period.    47,518,643       674,487     29,741,138          127
                                                                 ------------    ----------   ------------   ----------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............    65,460,540       757,475     38,964,635          187
                                                                 ------------    ----------   ------------   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................  $ 71,687,087    $1,365,281   $ 46,277,537   $   58,769
                                                                 ============    ==========   ============   ==========

                     See notes to the financial statements.

[LOGO]  STATEMENTS OF CHANGES IN NET ASSETS                  For the Years Ended
        HORACE MANN FAMILY OF FUNDS                       December 1995 and 1994
================================================================================

                                 GROWTH FUND               INCOME FUND               BALANCED FUND             SHORT-TERM FUND
                         --------------------------  ------------------------  --------------------------  ------------------------
                             1995          1994          1995         1994         1995          1994         1995         1994
INCREASE (DECREASE) IN
  NET ASSETS
FROM OPERATIONS:
  Net investment income. $  6,226,547  $  4,633,805  $   607,806  $   546,558  $  7,312,902  $  5,412,433  $   58,582   $    42,191
  Net realized short-
   term gain (loss) on
   investments..........    6,813,495     5,618,163       81,252     (150,531)    3,958,147     1,772,739          60           (19)
  Net realized long-term
   gain on investments..   11,128,402    11,667,280        1,736       12,149     5,265,350     5,270,846          --            --
  Net increase (decrease)
   in unrealized
   appreciation.........   47,518,643   (23,106,773)     674,487     (619,886)   29,741,138   (14,444,485)        127          (231)
                         ------------  ------------  -----------  -----------  ------------  ------------  ----------  ------------
  CHANGE IN NET ASSETS
    FROM OPERATIONS.....   71,687,087    (1,187,525)   1,365,281     (211,710)   46,277,537    (1,988,467)     58,769        41,941
                         ------------  ------------  -----------  -----------  ------------  ------------  ----------  ------------
FROM DISTRIBUTIONS
  TO SHAREHOLDERS:
  Net investment income.   (6,197,557)   (4,631,244)    (603,044)    (550,014)   (7,291,835)   (5,400,025)    (58,578)      (41,965)
  Net realized short-
   term gain from
   investment
   transactions.........   (6,823,150)   (5,625,272)          --         (293)   (3,955,981)   (1,781,006)        (39)          (11)
  Net realized long-term
   gain from investment
   transactions.........  (11,159,155)  (11,689,359)          --         (367)   (5,271,078)   (5,287,975)         --            --
                         ------------  ------------  -----------  -----------  ------------  ------------  ----------  ------------
  TOTAL DISTRIBUTIONS
   TO SHAREHOLDERS......  (24,179,862)  (21,945,875)    (603,044)    (550,674)  (16,518,894)  (12,469,006)    (58,617)      (41,976)
                         ------------  ------------  -----------  -----------  ------------  ------------  ----------  ------------
FROM FUND SHARE
 TRANSACTIONS:
 Proceeds from shares
  sold..................   45,758,350    40,423,151    2,091,642    2,121,796    40,388,246    42,208,931   7,294,612     4,954,081
 Net asset value of
  shares issued in
  reinvestment of
  dividends and capital
  gains distributions...   21,915,300    20,210,696      487,817      443,428    14,186,497    10,650,675      42,523        27,818
                         ------------  ------------  -----------  -----------  ------------  ------------  ----------  ------------
                           67,673,650    60,633,847    2,579,459    2,565,224    54,574,743    52,859,606   7,337,135     4,981,899
 Cost of shares
  redeemed..............  (20,184,351)  (13,776,416)  (2,069,527)  (1,952,760)  (16,955,246)   (9,962,967) (7,445,081)   (4,978,263)
                         ------------  ------------  -----------  -----------  ------------  ------------  ----------  ------------
 NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  FUND SHARE
  TRANSACTIONS..........   47,489,299    46,857,431      509,932      612,464    37,619,497    42,896,639    (107,946)        3,636
                         ------------  ------------  -----------  -----------  ------------  ------------  ----------  ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................   94,996,524    23,724,031    1,272,169     (149,920)   67,378,140    28,439,166    (107,794)        3,601

NET ASSETS:
 BEGINNING OF PERIOD....  202,103,290   178,379,259    9,259,354    9,409,274   160,814,779   132,375,613   1,113,573     1,109,972
                         ------------  ------------  -----------  -----------  ------------  ------------  ----------  ------------
 END OF PERIOD.......... $297,099,814  $202,103,290  $10,531,523  $ 9,259,354  $228,192,919  $160,814,779  $ 1,005,779  $ 1,113,573
                         ============  ============  ===========  ===========  ============  ============  ===========  ===========
Undistributed net
  investment income..... $     48,210  $     19,220  $     5,639  $       877  $     65,902  $     44,835   $      543  $       539
                         ============  ============  ===========  ===========  ============  ============  ===========  ===========

                     See notes to the financial statements.

HOURGLASS LOGO   NOTES TO THE FINANCIAL STATEMENTS
  APPEARS        HORACE MANN FAMILY OF FUNDS                   December 31, 1995
   HERE          ===============================================================

1. BUSINESS ORGANIZATION -- Horace Mann Growth Fund, Inc. ("Growth Fund"), Horace Mann Income Fund, Inc. ("Income Fund"), Horace Mann Balanced Fund, Inc. ("Balanced Fund"), and Horace Mann Short-Term Investment Fund, Inc. ("Short-Term Fund") are open-end, diversified, management investment companies registered under the Investment Company Act of 1940. On January 31, 1983, Income Fund, Balanced Fund and Short-Term Fund each sold 10,000 shares of $.10 par value capital stock to Horace Mann Life Insurance Company ("HMLIC") for $100,000. The funds listed above collectively are referred to as the "Funds".

   FUND INVESTMENT OBJECTIVES:

    A. GROWTH FUND -- primary, long-term capital growth; secondary, conservation of principal and production of income.

    B. INCOME FUND -- primary, maximization of current income consistent with prudent investment risks; secondary, preservation of capital.

    C. BALANCED FUND -- realization of high long-term total rate of return consistent with prudent investment risks.

    D. SHORT-TERM FUND -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

2. SIGNIFICANT ACCOUNTING POLICIES:

    A. SECURITY VALUATION -- A security listed or traded on an exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Directors; no such securities were owned by the Funds at December 31, 1995.

    B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

    C. FEDERAL INCOME TAXES -- Since it is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders, no provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. The Income Fund intends to utilize provisions of the federal income tax laws which allow them to carry realized capital losses forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1995, the Income Fund has accumulated capital loss carry forwards for tax purposes of $55,408 which will expire on December 31, 2002.

       HORACE MANN FAMILY OF FUNDS                           December 31, 1995
       =======================================================================

   D. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. OPERATING POLICIES:

   A. REPURCHASE AGREEMENTS -- The Funds, through their custodian, receive delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. Wellington Management Company, the Funds' investment adviser, is responsible for assuring that the value of these underlying securities remains at least equal to the resale price.

   B. ASSET BACKED SECURITIES -- These securities are secured by installment loans or leases or by revolving lines of credit. They usually include credit enhancements that limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

   C. COLLATERALIZED MORTGAGE OBLIGATIONS -- (PAC), (PLANNED AMORTIZATION CLASS) -- These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

   D. COMMISSION CREDITS -- Wellington Management Company, the Funds' investment adviser, seeks the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the funds part of the commissions paid. The use of these commission credits is left to the discretion of the Funds' management.

4. FUND SHARE TRANSACTIONS -- The Funds are registered as diversified, open-end management investment companies under the Investment Company Act of 1940. Shares are presently offered only to the HMLIC Separate Account and the HMLIC 401K Separate Account for the Income Fund, Balanced Fund, and Short-Term Fund. The Growth Fund's shares may be purchased by the separate accounts of HMLIC, by certain tax-qualified trusteed retirement plans, and by the general public in the case of reinvestment of dividends and distributions in accordance with Revenue Ruling 82-55.

       HORACE MANN FAMILY OF FUNDS                           December 31, 1995
       =======================================================================

Transactions in capital stock for the years ended December 1995 and 1994 were:

                                      GROWTH FUND            INCOME FUND            BALANCED FUND         SHORT-TERM FUND
                                 ---------------------   --------------------   ---------------------   -------------------
                                    1995        1994       1995        1994        1995        1994       1995      1994
                                 ---------   ---------   --------    --------   ---------   ---------   --------   --------
Shares sold....................  2,225,947   2,003,521    161,927     165,517   2,341,881   2,517,999    709,737    479,077
Shares issued to shareholders
 in reinvestment of dividends
 and distributions.............  1,019,316   1,150,951     37,525      36,891     792,542     700,242      4,257      2,763
Shares redeemed................   (985,932)   (680,037)  (161,458)   (152,384)   (995,005)   (593,492)  (723,887)  (481,511)
                                 ---------   ---------   --------    --------   ---------   ---------   --------   --------
Net increase (decrease)........  2,259,331   2,474,435     37,994      50,024   2,139,418   2,624,749     (9,893)       329
                                 =========   =========   ========    ========   =========   =========   ========   ========

5. TRANSACTIONS WITH AFFILIATES -- Horace Mann Educators Corporation ("HMEC") is the parent company of Horace Mann Investors, Inc. ("Investors") and Horace Mann Service Corporation ("HMSC") and indirectly owns HMLIC. Collectively these companies are referred to as Horace Mann.

Pursuant to management agreements between the Funds and Investors, Investors receives a monthly management fee based on a pro rata share from each Fund equal to 0.25% of the aggregate average net assets of the Funds up to $100,000,000 and 0.20% of such assets exceeding that amount. Investors also serves as the principal underwriter and distributor of the HMLIC Separate Account. Investors' management fee is reduced by the amount, if any, that the total annual expenses of any Fund (exclusive of taxes, interest, extraordinary items and brokers' commissions and other charges related to the purchase and sale of portfolio securities) exceed 1.5% of the first $30,000,000 of the average daily net assets and 1% of the average daily net assets in excess of $30,000,000 of that Fund.

The pro rata share is determined by the relative net asset values for each Fund. For the year ended December 31, 1995, the Growth Fund paid $521,885 and the Balanced Fund paid $408,591 for management fees to Investors. During the same period, Investors waived the management fees for the Income Fund and Short-Term Fund.

Investors paid expenses for advisory fees, professional fees, insurance fees, and other taxes and fees for the year ended December 31, 1995 of $14,866 for the Short-Term Fund. Investors paid expenses for pricing of $5,664 for the Income Fund for the year ended December 31, 1995.

Transfer and dividend disbursing agent services are provided by HMSC on a per share basis for the Growth Fund and on a per account basis for the Income, Balanced and Short-Term Funds. The transfer agent fees for the year ended December 31, 1995 were $30,519 for the Growth Fund and $24 each for the Income, Balanced and Short-Term Funds.

Outside directors were compensated $150 per diem for each Board meeting attended. No compensation is paid to interested officers and directors (those who are also officers and/or directors of Horace Mann). For the year ended December 31, 1995, the per diem fees, excluding travel expenses, for outside directors totaled $1,500 for each Fund.

[LOGO] NOTES TO THE FINANCIAL STATEMENTS (CONCLUDED)
       HORACE MANN FAMILY OF FUNDS                           December 31, 1995
       =======================================================================

6. TRANSACTIONS WITH INVESTMENT ADVISER -- Pursuant to the investment advisory agreements with Wellington Management Company (WMC), effective November 1, 1993, the adviser receives a fee based on the Funds' monthly average net assets as follows: Growth Fund, 0.400% on the initial $100,000,000, 0.300% on the next $100,000,000 and 0.250% over $200,000,000; Income Fund, 0.250% on the initial
$100,000,000, 0.200% on the next $100,000,000 and 0.150% over $200,000,000;
Balanced Fund, 0.325% on the initial $100,000,000, 0.275% on the next $100,000,000, 0.225% on the next $300,000,000 and 0.200% over $500,000,000;
Short-Term Fund, 0.125% on the initial $100,000,000, 0.100% on the next $100,000,000 and 0.075% over $200,000,000.

7. INVESTMENT TRANSACTIONS -- Investment transactions, excluding short-term investments, for the year ended December 31, 1995 are:

                                                  GROWTH        INCOME       BALANCED     SHORT-TERM
                                                   FUND          FUND          FUND          FUND
                                               ------------   ----------   ------------   ----------
Purchases....................................  $177,499,775   $7,964,354   $149,989,796     $   -
                                               ============   ==========   ============     ======
Proceeds from sales..........................  $151,321,733   $6,432,555   $117,675,479     $   -
                                               ============   ==========   ============     ======

The following table is based on the difference between cost and market value of securities owned by each Fund at December 31, 1995.

                                                  GROWTH        INCOME       BALANCED     SHORT-TERM
                                                   FUND          FUND          FUND          FUND
                                               ------------   ----------   ------------   ----------
Aggregate gross unrealized appreciation......  $ 44,954,142   $  381,806   $ 25,965,975     $   9

Aggregate gross unrealized (depreciation)....    (2,711,507)      (9,417)    (1,488,485)     (166)
                                               ------------   ----------   ------------     -----

Net unrealized appreciation (depreciation)...  $ 42,242,635   $  372,389   $ 24,477,490     $(157)
                                               ============   ==========   ============     =====

[LOGO] GROWTH FUND
       FINANCIAL HIGHLIGHTS
       =======================================================================

                                                                    Year Ended December 31,
                             ------------------------------------------------------------------------------------------------------
                               1995       1994       1993       1992       1991      1990       1989      1988     1987      1986
                             --------   --------   --------   --------   --------   -------   --------  --------  -------   -------
PER SHARE DATA
--------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $  17.64   $  19.85   $  19.49   $  19.15   $  16.64   $ 18.88   $  17.30  $ 16.00   $ 21.29   $ 25.85

 INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income....      0.52       0.49       0.54       0.53       0.60      0.70       0.56     0.42      0.50      0.49
  Net Gains (Losses) on
   Securities -- realized
   and unrealized..........      5.41      (0.57)      3.32       1.31       3.76     (1.74)      4.58     1.37      0.74      2.28
                             --------   --------   --------   --------   --------   -------   --------  -------   -------   -------

   Total Income (Loss) From
    Investment Operations..      5.93      (0.08)      3.86       1.84       4.36     (1.04)      5.14     1.79      1.24      2.77

 LESS DISTRIBUTIONS:
  From net investment
   income..................      0.49       0.45       0.52       0.51       0.60      0.70       0.62     0.40      0.51      1.17
  From net realized gains..      1.42       1.68       2.98       0.99       1.25      0.50       2.94     0.09      6.02      6.16
                             --------   --------   --------   --------   --------   -------   --------  -------   -------   -------

   Total Distributions.....      1.91       2.13       3.50       1.50       1.85      1.20       3.56     0.49      6.53      7.33
NET ASSET VALUE, END OF
 PERIOD....................  $  21.66   $  17.64   $  19.85   $  19.49   $  19.15   $ 16.64   $  18.88  $ 17.30   $ 16.00   $ 21.29
                             ========   ========   ========   ========   ========   =======   ========  =======   =======   =======
TOTAL RETURN...............     33.67%     (0.35)%    19.74%      9.59%     26.50%    (5.48)%    29.88%   11.23%     6.23%    11.68%

RATIOS/SUPPLEMENTAL DATA
------------------------
 Net Assets (000's omitted),
  End of Period............  $297,100   $202,103   $178,379   $140,257   $124,140   $97,610   $102,956  $86,755   $81,159   $77,630

 Ratio of Expenses
  to Average Net Assets....      0.63%      0.69%      0.69%      0.73%      0.76%     0.78%      0.64%    0.64%     0.67%     0.69%

 Ratio of Net Investment
  Income to Average
  Net Assets...............      2.50%      2.36%      2.48%      2.65%      3.13%     3.86%      2.69%    2.41%     2.06%     1.94%


 Portfolio Turnover Rate...     64.59%     69.42%     47.39%     31.78%     51.01%    52.97%     71.25%   41.57%    86.50%    52.88%

The "Net Investment Income" per share and the "Net gains (losses) on Securities-realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.

[LOGO] INCOME FUND
       FINANCIAL HIGHLIGHTS
       =======================================================================

                                                                         Year Ended December 31,
                                       -------------------------------------------------------------------------------------------
                                         1995      1994     1993     1992     1991     1990     1989      1988      1987     1986
                                       -------   -------   ------   ------   ------   ------   ------   -------   -------   ------
PER SHARE DATA
--------------
NET ASSET VALUE, BEGINNING
 OF PERIOD...........................  $ 12.02   $ 13.06   $12.95   $12.92   $12.26   $12.35   $11.64   $ 11.59   $ 13.96   $13.04
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income..............     0.80      0.75     0.82     0.94     1.12     1.14     1.04      1.00      1.23     1.44
  Net Gains (Losses) on
   Securities -- realized and
   unrealized........................     0.99     (1.04)    0.23    (0.01)    0.71    (0.21)    0.75     (0.11)    (1.32)    0.71
                                       -------   -------   ------   ------   ------   ------   ------   -------   -------   ------
   Total Income (Loss) From
    Investment Operations............     1.79     (0.29)    1.05     0.93     1.83     0.93     1.79      0.89     (0.09)    2.15
 LESS DISTRIBUTIONS:
  From net investment
   income............................     0.78      0.75     0.75     0.87     1.17     1.02     0.96      0.84      2.28     1.21
  From net realized gains............        -         -     0.19     0.03        -        -     0.12         -         -     0.02
                                       -------   -------   ------   ------   ------   ------   ------   -------   -------   ------
   Total Distributions...............     0.78      0.75     0.94     0.90     1.17     1.02     1.08      0.84      2.28     1.23
NET ASSET VALUE, END OF
 PERIOD..............................  $ 13.03   $ 12.02   $13.06   $12.95   $12.92   $12.26   $12.35   $ 11.64   $ 11.59   $13.96
                                       =======   =======   ======   ======   ======   ======   ======   =======   =======   ======
TOTAL RETURN.........................    14.93%    (2.21)%   8.07%    7.20%   14.93%    7.58%   15.43%     7.64%    (0.62)%  17.33%

RATIOS/SUPPLEMENTAL DATA
------------------------
 Net Assets (000's omitted),
  End of Period......................  $10,532   $ 9,259   $9,409   $7,668   $6,396   $5,552   $4,457   $ 3,390   $ 2,567   $1,170

 Ratio of Expenses
  to Average Net Assets..............     0.62%     0.61%    0.41%    0.19%    0.17%    0.20%    0.29%     0.24%     0.14%    0.03%

 Ratio of Net Investment
  Income to Average
  Net Assets.........................     6.16%     5.85%    5.92%    6.94%    8.62%    8.86%    8.13%     7.97%     7.96%    7.65%

 Portfolio Turnover Rate.............    74.53%   205.35%   74.16%   35.11%   44.82%   62.40%   92.94%   174.32%    53.28%    8.17%

 Ratio to Average Net Assets before
  waived and reimbursed expenses:

 Ratio of Expenses...................     0.88%     0.92%    0.87%    1.21%    1.49%    1.64%    1.52%     0.92%     0.87%    0.60%

 Ratio of Net Investment Income......     5.89%     5.54%    5.46%    5.92%    7.30%    7.42%    6.90%     7.29%     7.23%    7.08%

Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1995. The investment advisory expenses for the Income Fund were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.

The "Net Investment Income" per share and the "Net gains (losses) on Securities
- realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[HOURGLASS LOGO   BALANCED FUND
    APPEARS       FINANCIAL HIGHLIGHTS
     HERE]        =============================================================


CAPTION>
                                                                       Year Ended December 31,
                                       ------------------------------------------------------------------------------------
                                         1995      1994     1993    1992    1991    1990     1989    1988    1987     1986
                                       --------  -------- -------- ------- ------- -------  ------- ------- -------  ------
PER SHARE DATA
--------------
NET ASSET VALUE, BEGINNING
 OF PERIOD...........................  $  15.26 $  16.72 $  16.22 $ 15.91 $ 14.19 $ 15.10  $ 13.48 $ 12.71 $ 14.91  $13.71
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income..............      0.67     0.62     0.65    0.66    0.78    0.86     0.77    0.66    1.05    1.18
  Net Gains (Losses) on
   Securities -- realized and
   unrealized........................      3.46    (0.81)    1.87    0.68    2.25   (0.92)    2.77    0.72   (1.20)   1.05
                                       -------- -------- -------- ------- ------- -------  ------- ------- -------  ------
   Total Income (Loss) From
    Investment Operations............      4.13    (0.19)    2.52    1.34    3.03   (0.06)    3.54    1.38   (0.15)   2.23
 LESS DISTRIBUTIONS:
  From net investment
   income............................      0.61     0.55     0.56    0.59    0.74    0.74     0.70    0.61    2.05    0.63
  From net realized gains............      0.78     0.72     1.46    0.44    0.57    0.11     1.22       -       -    0.40
                                       -------- -------- -------- ------- ------- -------  ------- ------- -------  ------
   Total Distributions...............      1.39     1.27     2.02    1.03    1.31    0.85     1.92    0.61    2.05    1.03
NET ASSET VALUE, END OF
 PERIOD..............................  $  18.00 $  15.26 $  16.72 $ 16.22 $ 15.91 $ 14.19  $ 15.10 $ 13.48 $ 12.71  $14.91
                                       ======== ======== ======== ======= ======= =======  ======= ======= =======  ======
TOTAL RETURN.........................     27.12%  (1.12)%   15.46%   8.37%  21.57% (0.41)%   26.31%  10.57% (0.87)%  16.79%

RATIOS/SUPPLEMENTAL DATA
------------------------
 Net Assets (000's omitted),
  End of Period......................  $228,193 $160,815 $132,376 $92,463 $72,343 $53,289  $42,214 $29,223 $21,493  $6,974

 Ratio of Expenses
  to Average Net Assets..............      0.59%    0.63%    0.66%   0.71%   0.75%   0.81%    0.72%   0.76%   0.08%   0.03%

 Ratio of Net Investment
  Income to Average
  Net Assets.........................      3.79%    3.59%    3.54%   3.94%   4.96%   5.59%    4.85%   4.81%   5.56%   5.12%

 Portfolio Turnover Rate.............     64.80%  121.82%   52.43%  27.06%  42.09%  47.62%   56.80%  27.68%  84.74%  45.48%

 Ratio to Average Net Assets before
  waived and reimbursed expenses:

 Ratio of Expenses...................      0.59%    0.63%    0.66%   0.71%   0.75%   0.81%    0.72%   0.76%   0.64%   0.61%
 Ratio of Net Investment Income......      3.79%    3.59%    3.54%   3.94%   4.96%   5.59%    4.85%   4.81%   5.00%   4.54%

Expenses for the Balanced Fund were assumed or waived by Horace Mann Investors, Inc. and CIGNA Investments through 1987.

The "Net Investment Income" per share and the "Net gains(losses) on Securities-realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.


[LOGO]
SHORT-TERM FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================


                                                                     Year Ended December 31,
                                         1995      1994     1993     1992     1991     1990     1989     1988     1987     1986
                                        ------    ------   ------   ------   ------   ------   ------   ------   ------   ------
PER SHARE DATA
--------------
NET ASSET VALUE, BEGINNING
 OF PERIOD...........................   $10.08    $10.07   $10.09   $10.10   $10.37   $10.73   $10.49   $10.25   $11.17   $11.44

 INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income..............     0.53      0.39     0.26     0.33     0.61     0.85     0.85     0.69     0.65     0.68
  Net Gains (Losses) on
   Securities -- realized and
   unrealized........................       --        --       --       --       --     0.01       --       --       --       --
                                        ------    ------   ------   ------   ------   ------   ------   ------   ------   ------
   Total Income (Loss) From
    Investment Operations............     0.53      0.39     0.26     0.33     0.61     0.86     0.85     0.69     0.65     0.68

 LESS DISTRIBUTIONS:
  From net investment
   income............................     0.61      0.38     0.28     0.34     0.88     1.22     0.60     0.45     1.57     0.95
  From net realized gains............       --        --       --       --       --       --     0.01       --       --       --
                                        ------    ------   ------   ------   ------   ------   ------   ------   ------   ------
   Total Distributions...............     0.61      0.38     0.28     0.34     0.88     1.22     0.61     0.45     1.57     0.95

NET ASSET VALUE, END OF
 PERIOD..............................   $10.00    $10.08   $10.07   $10.09   $10.10   $10.37   $10.73   $10.49   $10.25   $11.17
                                        ======    ======   ======   ======   ======   ======   ======   ======   ======   ======

TOTAL RETURN.........................     5.25%     3.89%    2.53%    3.30%    5.93%    7.89%    8.27%    6.74%    5.80%    6.26%

RATIOS/SUPPLEMENTAL DATA
------------------------
 Net Assets (000's omitted),
  End of Period......................   $1,006    $1,114   $1,110   $1,131   $1,076   $1,195   $1,175   $1,140   $  852   $  356

 Ratio of Expenses
  to Average Net Assets..............     0.84%     0.49%    0.61%    0.51%    0.43%    0.38%    0.46%    0.37%    0.21%    0.14%

 Ratio of Net Investment
  Income to Average
  Net Assets.........................     5.11%     3.78%    2.56%    3.16%    5.88%    7.57%    7.83%    6.50%    5.68%    5.94%

 Portfolio Turnover Rate.............     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%

 Ratio to Average Net Assets before
  waived and reimbursed expenses:

 Ratio of Expenses...................     2.35%     2.36%    2.42%    3.44%    4.45%    4.46%    3.29%    1.48%    1.53%    0.61%

 Ratio of Net Investment Income......     3.60%     1.91%    0.75%    0.23%    1.86%    3.49%    5.00%    5.39%    4.36%    5.47%

Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1995. The investment advisory expenses for the Short-Term Investment Fund were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.

The "Net Investment Income" per share and the "Net gains (losses) on Securities -realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

INDEPENDENT AUDITORS' REPORT
================================================================================

The Board of Directors and Shareholders of
  Horace Mann Growth Fund, Inc.
  Horace Mann Income Fund, Inc.
  Horace Mann Balanced Fund, Inc.
  Horace Mann Short-Term Investment Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc., and Horace Mann Short-Term Investment Fund, Inc. (the "Funds") as of December 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the eight years ended December 31, 1993 were audited by other auditors whose report thereon dated January 21, 1994, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1995, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                          KPMG Peat Marwick LLP


Chicago, Illinois
January 26, 1996

                                 ANNUAL REPORT
                               DECEMBER 31, 1995

================================================================================

                      HORACE MANN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT


                                    Sponsor
                      HORACE MANN LIFE INSURANCE COMPANY
                                 P.O. Box 4657
                          Springfield, IL 62708-4657
                                1-800-999-1030

HOURGLASS LOGO   STATEMENTS OF NET ASSETS
   APPEARS       HORACE MANN LIFE INSURANCE COMPANY
    HERE         SEPARATE ACCOUNT                              December 31, 1995
================================================================================

                                                                                 ACCOUNT DIVISION
                                                            ------------------------------------------------------
                                                               GROWTH        INCOME        BALANCED     SHORT-TERM
                                                                FUND          FUND           FUND          FUND
                                                            ------------   -----------   ------------   ----------
ASSETS
  Investments in Horace Mann Funds at market value.......   $205,762,246   $10,114,824   $217,546,506    $959,820
                                                            ------------   -----------   ------------    --------
        TOTAL ASSETS.....................................   $205,762,246   $10,114,824   $217,546,506    $959,820
                                                            ============   ===========   ============    ========

NET ASSETS
  Net Assets (Indefinite units authorized)
    Active Contract Owners...............................   $204,213,556   $10,073,232   $216,982,926    $959,820
    Retired Contract Owners..............................      1,548,690        41,592        563,580           -
                                                            ------------   -----------   ------------    --------
        TOTAL NET ASSETS.................................   $205,762,246   $10,114,824   $217,546,506    $959,820
                                                            ============   ===========   ============    ========

    TOTAL UNITS..........................................      9,499,642       776,272     12,085,917      95,982
    NET UNIT VALUE (NET ASSETS DIVIDED BY TOTAL UNITS)...         $21.66        $13.03         $18.00      $10.00

INVESTMENTS
  Cost of investments....................................   $189,572,550   $10,000,680   $198,153,931    $995,052
  Unrealized appreciation (depreciation) of investments..   $ 16,189,696   $   114,144   $ 19,392,575    $(35,232)

  Number of shares held in Horace Mann Funds.............      9,499,642       776,272     12,085,917      95,982

                    See notes to the financial statements.

HOURGLASS LOGO   STATEMENTS OF OPERATIONS
   APPEARS       HORACE MANN LIFE INSURANCE COMPANY           For The Year Ended
    HERE         SEPARATE ACCOUNT                              December 31, 1995
================================================================================

                                                                                   ACCOUNT DIVISION
                                                                ----------------------------------------------------
                                                                  GROWTH       INCOME        BALANCED    SHORT-TERM
                                                                   FUND         FUND           FUND         FUND
                                                                -----------   ----------    -----------  -----------
INVESTMENT INCOME
  Dividend income distribution...............................   $ 4,321,284   $  581,709    $ 6,975,918    $56,016
                                                                -----------   ----------    -----------    -------
  Net investment income......................................     4,321,284      581,709      6,975,918     56,016
                                                                -----------   ----------    -----------    -------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Capital gain distribution..................................    12,543,651            -      8,827,551         37
  Net realized gain (loss) on sale of investments............       555,604       (1,301)       910,342        746
  Net unrealized appreciation (depreciation) on investments..    31,175,296      742,670     27,596,597     (3,350)
                                                                -----------   ----------    -----------    -------
    Net gain (loss) on investments...........................    44,274,551      741,369     37,334,490     (2,567)
                                                                -----------   ----------    -----------    -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........   $48,595,835   $1,323,078    $44,310,408    $53,449
                                                                ===========   ==========    ===========    =======

                    See notes to the financial statements.

HOURGLASS LOGO   STATEMENTS OF CHANGES IN NET ASSETS
   APPEARS       HORACE MANN LIFE INSURANCE COMPANY           For The Year Ended
    HERE         SEPARATE ACCOUNT                              December 31, 1995
================================================================================

                                                                                   ACCOUNT DIVISION
                                                               ------------------------------------------------------
                                                                  GROWTH        INCOME        BALANCED     SHORT-TERM
                                                                   FUND          FUND           FUND          FUND
                                                               ------------   -----------   ------------   ----------
OPERATIONS
  Net investment income......................................  $  4,321,284   $   581,709   $  6,975,918   $   56,016
  Capital gain distribution..................................    12,543,651             -      8,827,551           37
  Net realized gain (loss) on sale of investments............       555,604        (1,301)       910,342          746
  Net unrealized appreciation (depreciation) on investments..    31,175,296       742,670     27,596,597       (3,350)
                                                               ------------   -----------   ------------   ----------
  Net increase in net assets resulting from operations.......    48,595,835     1,323,078     44,310,408       53,449
                                                               ------------   -----------   ------------   ----------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments received.........................    27,507,606     1,038,385     28,592,883       83,169
  Sales and administrative expenses (Note 1).................        (9,863)         (342)        (7,746)          (9)
                                                               ------------   -----------   ------------   ----------
  Net consideration received on annuity contracts............    27,497,743     1,038,043     28,585,137       83,160
  Net transfer from (to) fixed accumulation account..........     8,066,147       (21,649)     4,507,963      443,707
  Transfers from (to) other Divisions........................       955,340      (401,445)      (595,799)      41,904
  Payments to Contract Owners................................    (8,381,718)     (662,283)    (9,297,299)    (690,035)
  Mortality and expense risk charge (Note 1).................    (1,973,187)     (124,964)    (2,435,173)     (12,934)
  Annual maintenance charge (Note 1).........................      (216,771)       (6,761)      (215,174)        (775)
  Surrender charges (Note 1).................................       (60,931)       (2,687)       (70,315)      (2,198)
  Mortality guarantee adjustment.............................       (48,901)          141          2,159            -
                                                               ------------   -----------   ------------   ----------
     Net increase (decrease)  in net assets resulting from
        Contract Owners' transactions........................    25,837,722      (181,605)    20,481,499     (137,171)
                                                               ------------   -----------   ------------   ----------
     TOTAL INCREASE (DECREASE) IN NET ASSETS.................    74,433,557     1,141,473     64,791,907      (83,722)

NET ASSETS, BEGINNING OF YEAR................................   131,328,689     8,973,351    152,754,599    1,043,542
                                                               ------------   -----------   ------------   ----------
NET ASSETS, END OF YEAR......................................  $205,762,246   $10,114,824   $217,546,506   $  959,820
                                                               ============   ===========   ============   ==========

                    See notes to the financial statements.

HOURGLASS LOGO  STATEMENTS OF CHANGES IN NET ASSETS
   APPEARS      HORACE MANN LIFE INSURANCE COMPANY            For The Year Ended
    HERE        SEPARATE ACCOUNT                              December 31, 1994
                ================================================================

                                                                                        ACCOUNT DIVISION
                                                                     -----------------------------------------------------
                                                                        GROWTH        INCOME       BALANCED     SHORT-TERM
                                                                         FUND          FUND          FUND          FUND
                                                                     ------------   ----------   ------------   ----------
OPERATIONS
  Net investment income............................................  $  3,026,965   $  537,743   $  5,160,040   $   38,981
  Capital gain distribution........................................    11,321,604        1,647      6,762,682            7
  Net realized gain (loss) on sale of investments..................       309,000      (15,853)       401,684       (3,401)
  Net unrealized appreciation (depreciation) on investments........   (15,589,059)    (729,940)   (14,176,194)       6,602
                                                                     ------------   ----------   ------------   ----------
  Net increase (decrease) in net assets resulting from operations..      (931,490)    (206,403)    (1,851,788)      42,189
                                                                     ------------   ----------   ------------   ----------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments received...............................    22,124,860    1,342,701     28,228,940      257,754
  Sales and administrative expenses (Note 1).......................       (16,335)        (148)        (2,495)      (3,012)
                                                                     ------------   ----------   ------------   ----------
  Net consideration received on annuity contracts..................    22,108,525    1,342,553     28,226,445      254,742
  Net transfer from (to) fixed accumulation account................    11,106,368      165,004      9,109,014      (94,611)
  Transfers from (to) other Divisions..............................     1,270,854     (599,814)      (589,944)     (81,096)
  Payments to Contract Owners......................................    (5,267,772)    (675,588)    (4,902,015)    (133,050)
  Mortality and expense risk charge (Note 1).......................    (1,381,990)    (118,221)    (1,890,818)     (16,215)
  Annual maintenance charge (Note 1)...............................      (154,640)      (6,100)      (196,600)      (1,200)
  Surrender charges (Note 1).......................................       (33,605)      (2,451)       (50,320)        (926)
  Mortality guarantee adjustment...................................       (27,396)        (274)             3            -
                                                                     ------------   ----------   ------------   ----------
     Net increase (decrease) in net assets resulting from
        Contract Owners' transactions..............................    27,620,344      105,109     29,705,765      (72,356)
                                                                     ------------   ----------   ------------   ----------
     TOTAL INCREASE (DECREASE) IN NET ASSETS.......................    26,688,854     (101,294)    27,853,977      (30,167)

NET ASSETS, BEGINNING OF YEAR......................................   104,639,835    9,074,645    124,900,622    1,073,709
                                                                     ------------   ----------   ------------   ----------
NET ASSETS, END OF YEAR............................................  $131,328,689   $8,973,351   $152,754,599   $1,043,542
                                                                     ============   ==========   ============   ==========

                    See notes to the financial statements.

HOURGLASS LOGO  NOTES TO THE FINANCIAL STATEMENTS
   APPEARS      HORACE MANN LIFE INSURANCE COMPANY
    HERE        SEPARATE ACCOUNT                               December 31, 1995
                ================================================================



1. NATURE OF SEPARATE ACCOUNT - Horace Mann Life Insurance Company Separate Account ("the Account"), registered as a unit investment trust under the Investment Company Act of 1940, is used to fund variable annuity contracts. All assets of the Account are invested in shares of the Horace Mann Growth Fund, Inc. ("Growth Fund"), Horace Mann Income Fund, Inc. ("Income Fund"), Horace Mann Balanced Fund, Inc. ("Balanced Fund") and Horace Mann Short-Term Investment Fund, Inc. ("Short-Term Fund"). The funds collectively are referred to as the "Funds".

Certain specified amounts, as described in the annuity contracts, are paid to Horace Mann Life Insurance Company ("HMLIC") to cover death benefits, surrender charges, sales and administrative expenses and maintenance charges. In addition, an annual mortality risk charge up to .45% and expense risk charge up to .90% of the net variable account value is deducted from the Contract Owner's account, depending on year of issue of the contract.

2. SIGNIFICANT ACCOUNTING POLICIES - The investments in the Funds are valued at market (net asset value). The Account owns approximately 69%, 96%, 96% and 95% of the Growth Fund, Income Fund, Balanced Fund and Short-Term Fund, respectively. Distributions from the Funds are recorded on the ex-dividend date. Realized gains and losses are determined on the basis of average cost of shares owned for each Contract Owner.

3. FEDERAL INCOME TAXES - Investment income of the Account is included in the tax return of HMLIC; however, no tax accrues on income attributable to tax-deferred annuities which comprise the majority of the Account contracts. Income attributable to non tax-deferred annuities is not significant.

4. INVESTMENTS OF THE SEPARATE ACCOUNTS - In 1983, HMLIC, through the Account, purchased 10,000 shares of the Short-Term Fund. The investment income and unrealized appreciation/depreciation resulting from this investment inures to the benefit of HMLIC. As of December 31, 1995, the shares have a net asset value of $100,000.

5. PURCHASES AND SALES OF HORACE MANN FUND SHARES - During the year ended December 31, 1995, purchases and proceeds from sales of Horace Mann Fund shares were as follows:


                                             ACCOUNT DIVISION
              -------------------------------------------------------------------------------
                                                                                   SHORT-TERM
                    GROWTH FUND          INCOME  FUND         BALANCED FUND           FUND
              --------------------  -------------------  ----------------------   -----------
                ACTIVE     RETIRED     ACTIVE    RETIRED     ACTIVE     RETIRED      ACTIVE
              -----------  --------  ----------  -------  ------------  --------  -----------
Purchases..   $56,372,994  $187,990  $2,346,167   $2,499   $51,427,945  $305,268   $7,319,862
              ===========  ========  ==========   ======   ===========  ========   ==========
Sales......   $13,651,343  $206,984  $1,945,840   $2,722   $15,417,006  $ 31,239   $7,400,980
              ===========  ========  ==========   ======   ===========  ========   ==========

HOURGLASS LOGO  NOTES TO THE FINANCIAL STATEMENTS (CONCLUDED)
   APPEARS      HORACE MANN LIFE INSURANCE COMPANY
    HERE        SEPARATE ACCOUNT                               December 31, 1995
                ================================================================

6.  CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS


                                                           ACCOUNT DIVISION
                               ------------------------------------------------------------------------
                                                                                             SHORT-TERM
                                    GROWTH FUND        INCOME  FUND         BALANCED FUND       FUND
                               -------------------   ----------------    -------------------  ---------
                                 ACTIVE    RETIRED   ACTIVE   RETIRED     ACTIVE     RETIRED    ACTIVE
                               ---------   -------   ------   -------    --------    -------  ---------
Account units outstanding
 at January 1, 1994..........  5,216,889    54,639   694,843        -    7,462,232    7,901    106,595

Consideration received.......  1,093,747    23,881   104,176    3,237    1,679,194    6,583     24,835
Dividend distributions.......    732,995     7,897    35,740      189      662,673    1,128      2,616
Net transfers................    609,461         -   (34,450)       -      504,057        -    (16,694)
Payments to Contract Owners..   (281,143)  (13,429)  (56,986)    (214)    (312,680)    (957)   (13,826)
                               ---------   -------   -------    -----   ----------   ------    -------

Account units outstanding
 at December 31, 1994........  7,371,949    72,988   743,323    3,212    9,995,476   14,655    103,526

Consideration received.......  1,352,168     3,061    80,249       10    1,667,738   16,208      8,064
Dividend distributions.......    689,455     5,821    35,608      181      749,604    2,257      4,000
Net transfers................    434,368         -   (34,278)       -      218,038        -     46,585
Payments to Contract Owners..   (419,799)  (10,370)  (51,821)    (211)    (576,249)  (1,810)   (66,193)
                               ---------   -------   -------    -----   ----------   ------    -------

Account units outstanding
 at December 31, 1995........  9,428,142    71,500   773,080    3,192   12,054,607   31,310     95,982
                               =========   =======   =======    =====   ==========   ======    =======

INDEPENDENT AUDITORS' REPORT
================================================================================

The Contract Owners of Horace Mann
Life Insurance Company Separate
Account and the Board of Directors
of Horace Mann Life Insurance Company:


We have audited the accompanying statements of net assets of the Growth Fund, Income Fund, Balanced Fund, and Short-Term Fund Account Divisions within Horace Mann Life Insurance Company Separate Account as of December 31, 1995, and the related statements of operations for the year then ended and statements of changes in net assets for each of the years in the two year period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1995 by correspondence with the Horace Mann Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth Fund, Income Fund, Balanced Fund, and Short-Term Fund Account Divisions within Horace Mann Life Insurance Company Separate Account as of December 31, 1995, and the results of their operations for the year then ended and changes in their net assets for each of the years in the two year period ended December 31, 1995, in conformity with generally accepted accounting principles.


                                            KPMG Peat Marwick LLP

Chicago, Illinois
January 26, 1996

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

HORACE MANN LIFE INSURANCE COMPANY
P.O. Box 4657
Springfield, IL 62708-4657
1-800-999-1030










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